Exhibit 10.3

EXECUTION TEXT

TERM LOAN SECURITY AGREEMENT

dated as of

March 6, 2014

among

HYPERION AIRCRAFT LIMITED,

DELOS AIRCRAFT LIMITED,

DELOS FINANCE S.À R.L.,

ARTEMIS (DELOS) LIMITED,

APOLLO AIRCRAFT INC.,

and

THE ADDITIONAL GRANTORS REFERRED TO HEREIN
as the Grantors

and

DEUTSCHE BANK AG NEW YORK BRANCH,
as the Collateral Agent

Term Loan Security Agreement 2014-1

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SCHEDULES

Schedule I	Aircraft Objects
Schedule II	Pledged Equity Interests; Pledged Debt
Schedule III	Trade Names
Schedule IV	Chief Place of Business and Chief Executive or Registered Office
Schedule V	Insurance

EXHIBITS

Exhibit A-1	Form of Collateral Supplement
Exhibit A-2	Form of Grantor Supplement
Exhibit B	Form of Charge Over Shares of Parent Holdco
Exhibit C	Form of Pledge Over Shares of Borrower
Exhibit D	Form of Account Control Agreement

ii

This TERM LOAN SECURITY AGREEMENT (this “Agreement”), dated as of March 6, 2014, is made among DELOS FINANCE S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Borrower”), HYPERION AIRCRAFT LIMITED, a private limited liability company incorporated under the laws of Ireland (“Grandparent Holdco”), DELOS AIRCRAFT LIMITED, a private limited liability company incorporated under the laws of Ireland (“Parent Holdco”), APOLLO AIRCRAFT INC., a California corporation (“CA Subsidiary Holdco”), ARTEMIS (DELOS) LIMITED, a private limited liability company incorporated under the laws of Ireland (“Irish Subsidiary Holdco”) and the ADDITIONAL GRANTORS who from time to time become grantors under this Agreement (together with Grandparent Holdco, Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and DEUTSCHE BANK AG NEW YORK BRANCH (“Deutsche Bank”), as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”).

PRELIMINARY STATEMENTS:

(1)                                 International Lease Finance Corporation (“ILFC”), the Borrower, Grandparent Holdco, Parent Holdco, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, the lenders identified therein, Deutsche Bank AG New York Branch as the administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent have entered into the Term Loan Credit Agreement, dated as of the date hereof (the “Credit Agreement”), pursuant to which the Lenders have made the Loans to the Borrower.

(2)                                 ILFC is the direct or indirect owner of certain Aircraft and ILFC and certain of its Affiliates are parties to lease and sub-lease contracts with respect to such Aircraft.

(3)                                 (a) Grandparent Holdco owns 100% of the Equity Interests of Parent Holdco, (b) Parent Holdco owns 100% of the Equity Interests of the Borrower, 100% of the Equity Interests of the CA Subsidiary Holdco and 100% of the Equity Interests of the Irish Subsidiary Holdco, (c) the Irish Subsidiary Holdco and the CA Subsidiary Holdco directly or indirectly (and subject to the Local Requirements Exception) hold or will acquire from time to time, 100% of the Equity Interests in Owner Subsidiaries that may in turn hold or acquire from time to time 100% of the Equity Interests in other Owner Subsidiaries, and each Owner Subsidiary has acquired Pool Aircraft or will from time to time on or after the Effective Date acquire Pool Aircraft from ILFC or its Affiliates and (d) CA Subsidiary Holdco, Irish Subsidiary Holdco or an Owner Subsidiary will acquire directly or indirectly (and subject to the Local Requirements Exception) 100% of the Equity Interests of any Intermediate Lessee that will, from time to time on or after the Effective Date, act as leasing intermediary with respect to certain Pool Aircraft.

(4)                                 The Grantors in each case party thereto have agreed pursuant to the Credit Agreement, and it is a condition precedent to the making and release of the Loans by the Lenders under the Credit Agreement, that the Grantors grant the security interests required by this Agreement.

(5)                                 Each Grantor will derive substantial direct and indirect benefit from the transactions described above.

(6)                                 Deutsche Bank is willing to act as the Collateral Agent under this Agreement.

NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Agent for its respective benefit and the benefit of the other Secured Parties as follows:

ARTICLE I
DEFINITIONS

Section 1.01                             Definitions.  (a)  Certain Defined Terms.  For the purposes of this Agreement, the following terms have the meanings indicated below:

“1881 Act” has the meaning set forth in Section 2.20.

“Account Collateral” has the meaning specified in Section 2.01(e).

“Account Control Agreement” means the collateral account control agreement in the form attached hereto as Exhibit D in respect of the Collateral Account dated on or about the Effective Date among the Securities Intermediary, the Borrower and the Collateral Agent.

“Additional Grantor” has the meaning specified in Section 8.01(b).

“Agreed Currency” has the meaning specified in Section 8.07.

“Agreement” has the meaning specified in the recital of parties to this Agreement.

“Aircraft Objects” means, collectively, the “aircraft objects” (as defined in the Protocol) described on Schedule I hereto, as supplemented by each Collateral Supplement and Grantor Supplement.

“Airframe” means, individually, each of the airframes described on Schedule I hereto, as supplemented by any Collateral Supplement or Grantor Supplement.

“Beneficial Interest Collateral” has the meaning specified in Section 2.01(c).

“Borrower” has the meaning specified in the preliminary statements of this Agreement.

“Cape Town Lease” means any Lease (including any Lease between Grantors) that has been entered into, extended, assigned or novated after March 1, 2006 (or such later date as the Cape Town Convention may be given effect under the law of any applicable jurisdiction) (A) with a Cape Town Lessee or (B) where the related Aircraft Object is registered in a “Contracting State”.

“Cape Town Lessee” means a lessee under a Lease that is “situated in” a “Contracting State”.

“Certificated Security” means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.

“Collateral” has the meaning specified in Section 2.01.

“Collateral Agent” has the meaning specified in the recital of parties to this Agreement.

“Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-1 executed and delivered by a Grantor.

“Credit Agreement” has the meaning specified in the preliminary statements to this Agreement.

“Deutsche Bank” has the meaning specified in the recital of parties to this Agreement.

“Eligible Institution” means (a) Deutsche Bank in its capacity as the Collateral Agent under this Agreement; (b) any bank not organized under the laws of the United States of America so long as it has either (i) a long-term unsecured debt rating of A or better by Standard & Poor’s and A2 or better by Moody’s or (ii) a short-term unsecured debt rating of A-1+ by Standard & Poor’s and P-1 or better by Moody’s; or (c) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws), so long as it (i) has either (A) a long-term unsecured debt rating of A (or the equivalent) or better by each of Standard & Poor’s and Moody’s or (B) a short-term unsecured debt rating of A-l+ by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the New York Uniform Commercial Code.

“Enforcement Event” means, with respect to each section or provision of the Loan Documents where the term “Enforcement Event” is used, the occurrence and continuance of an Event of Default together with, except in the case of an Event of Default described in clauses (g), (h) or (i) of Article 6 of the Credit Agreement or if such notice is otherwise not permitted by applicable law, notice from the Collateral Agent to the Borrower and ILFC that such Event of Default shall constitute an Enforcement Event with respect to such section or provision (it being agreed that (a) the failure to include any such section or provision in any such notice shall not prejudice the Collateral Agent’s right to send a subsequent notice specifying such section or provision and (b) it shall be sufficient for any such notice to state that it applies to all such sections and provisions (without specifying the sections or provisions) or that it applies to all such sections and provisions except certain specified sections or provisions), unless revoked or rescinded pursuant to a notice to such effect from the Collateral Agent, for so long as such Event of Default is continuing.

“Equity Collateral” has the meaning specified in Section 2.07(a).

“Event of Default” means any Event of Default (as defined in the Credit

Agreement).

“FAA” means the Federal Aviation Administration of the United States of America.

“Government Security” means any security issued or guaranteed by the United States of America or an agency or instrumentality thereof that is maintained in book-entry on the records of the FRBNY and is subject to Revised Book-Entry Rules.

“Grandparent Holdco” has the meaning specified in the recital of parties in this Agreement.

“Grantor Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-2 executed and delivered by a Grantor.

“Grantors” has the meaning specified in the recital of parties to this Agreement.

“ILFC” has the meaning specified in the recital of parties in this Agreement.

“Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.

“Insurances” means, in relation to each Pool Aircraft, any and all contracts or policies of insurance and reinsurance complying with the provisions of Schedule V hereto or an indemnity from a Governmental Authority as indemnitor, as appropriate, and required to be effected and maintained in accordance with this Agreement.

“International Registry” means the International Registry under the Cape Town Convention.

“Investment Collateral” has the meaning set forth in Section 2.01(d).

“Membership Interest Collateral” has the meaning specified in Section 2.01(b).

“Parent Holdco” has the meaning specified in the recital of parties in this Agreement.

“Parts” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) engines, and (b) any appliance, part, component, instrument, appurtenance, accessory, furnishing, seat or other equipment that would qualify as a removable part and is leased by a Lessee from a third party or is subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any engine or removed therefrom and, if the applicable Pool Aircraft or engine is subject to a Lease, is owned by a Grantor hereunder during the term of such Lease under the provisions of such Lease.

“Pledged Beneficial Interests” means all of the beneficial interest in the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral

Supplement or Grantor Supplement.

“Pledged Borrower Debt” means any and all Indebtedness from time to time owing by the Borrower to any Borrower Party.

“Pledged CA Subsidiary Holdco Debt” means any and all Indebtedness from time to time owing by the CA Subsidiary Holdco to any Borrower Party.

“Pledged Debt” means the Pledged Grandparent Holdco Debt, the Pledged Parent Holdco Debt, the Pledged Borrower Debt, the Pledged Irish Subsidiary Holdco Debt, the Pledged CA Subsidiary Holdco Debt, the Pledged Owner Subsidiary Debt and the Pledged Intermediate Lessee Debt.

“Pledged Debt Collateral” has the meaning assigned to such term in Section 2.01(a)(iii).

“Pledged Equity Interests” means the Pledged Beneficial Interests, the Pledged Membership Interests and the Pledged Stock.

“Pledged Equity Party” means the Parent Holdco, the Borrower, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, each Owner Subsidiary and each Intermediate Lessee.

“Pledged Grandparent Holdco Debt” means any and all Indebtedness from time to time owing by Grandparent Holdco to any Borrower Party.

“Pledged Intermediate Lessee Debt” means any and all Indebtedness from time to time owing by any Intermediate Lessee to any Borrower Party.

“Pledged Irish Subsidiary Holdco Debt” means any and all Indebtedness from time to time owing by the Irish Subsidiary Holdco to any Borrower Party.

“Pledged Owner Subsidiary Debt” means any and all Indebtedness from time to time owing by any Owner Subsidiary to any Borrower Party.

“Pledged Membership Interests” means all of the membership interests in the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.

“Pledged Parent Holdco Debt” means any and all Indebtedness from time to time owing by Parent Holdco to any Borrower Party.

“Pledged Stock” means the outstanding shares of capital stock and/or issued share capital of the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.

“Received Currency” has the meaning specified in Section 8.07.

“Relevant Collateral” has the meaning specified in Section 2.07(a).

“Required Cape Town Registrations” has the meaning set forth in Section 2.08(c).

“Revised Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.

“Secured Obligations” has the meaning assigned to the term “Obligations” in the Credit Agreement.

“Secured Party” means any of or, in the plural form, all of the Collateral Agent, the Lenders, and the Administrative Agent.

“Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Collateral Agent as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of a Securities Intermediary whose “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) is the State of New York.

“Securities Intermediary” means any “securities intermediary” with respect to the Collateral Agent as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.

“Security Collateral” has the meaning specified in Section 2.01(a).

“Uncertificated Security” means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.

(b)                                 Terms Defined in the Cape Town Convention.  The following terms shall have the respective meanings ascribed thereto in, or as otherwise used in, the Cape Town Convention: “Contracting State”, “contract of sale”, “international interest” and “situated in”.

(c)                                  Terms Defined in the Credit Agreement.  For all purposes of this Agreement, all capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

(d)                                 Certain Terms Used in the Account Control Agreement.  As between the parties hereto, it is agreed that references in the Account Control Agreement to “enforcement event” and “loan documents” shall be construed respectively as references to “Enforcement Event” and “Loan Documents” as such terms are defined herein and in the Credit Agreement.

Section 1.02                             Construction and Usage.  Unless the context otherwise requires:

(a)                                 A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.

(b)                                 The terms “herein”, “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

(c)                                  Unless otherwise indicated in context, all references to Articles, Sections, Schedules or Exhibits refer to an Article or Section of, or a Schedule or Exhibit to, this Agreement.

(d)                                 Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa.

(e)                                  The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.

(f)                                   References in this Agreement to an agreement or other document (including this Agreement) include references to such agreement or document, as supplemented, amended, replaced or otherwise modified (without, however, limiting the effect of the provisions of this Agreement with regard to any such supplement, amendment, replacement or modification), and the provisions of this Agreement apply to successive events and transactions.  References to any Person shall include such Person’s successors in interest and permitted assigns.

(g)                                  References in this Agreement to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor, and references to any governmental Person shall include reference to any governmental Person succeeding to the relevant functions of such Person.

(h)                                 References in this Agreement to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in this Agreement.

(i)                                     Where any payment is to be made, funds applied or any calculation is to be made hereunder on a day which is not a Business Day, unless any Loan Document otherwise provides, such payment shall be made, funds applied and calculation made on the next succeeding Business Day, and payments shall be adjusted accordingly; provided, however, that no additional interest shall be due in respect of such delay.

ARTICLE II

SECURITY

Section 2.01                             Grant of Security.

To secure the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, for its benefit and the benefit of the other Secured Parties, and hereby grants to the Collateral Agent for its benefit and the benefit of the other Secured Parties a security interest in, all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the “Collateral”):

(a)                                 with respect to each Grantor, all of the following (the “Security Collateral”):

(i)                                     the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

(ii)                                  all additional shares of the capital stock of any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the capital stock of any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

(iii)                               the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt (the “Pledged Debt Collateral”);

(b)                                 with respect to each Grantor, all of the following (the “Membership Interest Collateral”):

(i)                                     the Pledged Membership Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and

(ii)                                  all of such Grantor’s right, title and interest in all additional membership interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the membership interests in any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;

(c)                                  with respect to each Grantor, all of the following (the “Beneficial Interest Collateral”):

(i)                                     the Pledged Beneficial Interest, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interest are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and

(ii)                                  all of such Grantor’s right, title and interest in all additional beneficial interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the beneficial interests in any other Pledged Equity Party that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Pledged Equity Party is created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;

(d)                                 all other “investment property” (as defined in Section 9-102(a)(49) of the UCC) of such Grantor (the “Investment Collateral”) including written notification of all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral, but excluding any loans or advances made, or dividends, contributions or distributions or other amounts paid, by any Pledged Equity Party to any Transaction Party;

(e)                                  with respect to each Grantor, all right of such Grantor in and to the Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account (collectively, the “Account Collateral”); and

(f)                                   all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d) and (e) of this Section 2.01);

provided, however, that notwithstanding any of the foregoing provisions, so long as no Enforcement Event shall have occurred and be continuing, each Grantor shall have the right, to the exclusion of the Collateral Agent, to (i) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Security Collateral (other than the Pledged Debt), (ii) all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt, and (iii) the Investment Collateral

(subject to the exclusion in Section 2.01(d), and once paid by a Grantor to a non-Grantor shall be free and clear of the Lien hereof and shall not constitute Collateral), and if an Enforcement Event shall have occurred and be continuing, no Grantor shall make any such payment to a non-Grantor without the Collateral Agent’s consent The foregoing proviso shall in no event give rise to any right on behalf of any Transaction Party to cause the release of amounts from the Collateral Account other than in accordance with the Loan Documents; provided further that the Collateral shall not include any Non-Collateral Assets.

Section 2.02                             Security for Obligations.  This Agreement secures the payment and performance of all Secured Obligations of the Grantors to each Secured Party (subject to the subordination provisions of this Agreement) and shall be held by the Collateral Agent in trust for the Secured Parties.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party but for the fact that Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

Section 2.03                             Representations and Warranties of the Grantors.  Each Grantor represents and warrants as of the date of this Agreement, the Effective Date, each Release Date in respect of which such Grantor is a Relevant Release Party and as of each date on which such Grantor executes and delivers a Grantor Supplement or a Collateral Supplement, as follows:

(a)                                 Each Pool Aircraft is legally and beneficially Owned by the Owner Subsidiary identified as the Owner of such Pool Aircraft in the applicable Release Request or legally Owned by the Owner Subsidiary and beneficially Owned by a Subsidiary Holdco or another Owner Subsidiary, except to the extent of the Local Requirements Exception and as provided in the definition of “Own”.  None of the Pool Aircraft Assets has been sold in violation of the provisions of the Loan Documents, or is currently pledged, assigned or otherwise encumbered except for Permitted Liens, and no Pool Aircraft Assets are described in (i) any UCC financing statements filed against any Transaction Party other than UCC financing statements which have been (or have been agreed by the secured parties referenced therein to be) terminated and UCC Financing Statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry (which for the avoidance of doubt, shall not include any contract of sale) or filing records that may be applicable to the Pool Aircraft or Collateral in any other relevant jurisdiction, other than such filings or registrations that have been (or have been agreed by the secured parties referenced therein to be) terminated or that have been made in connection with Permitted Liens. Except to the extent of the Local Requirements Exception and as provided in the definition of “Own”, the Grantors are the legal and beneficial owners of the Collateral. None of the Collateral has been sold in violation of the provisions of the Loan Documents, or is currently pledged, assigned or otherwise encumbered other than pursuant to the terms of the Loan Documents and except for Permitted Liens.  No Collateral is described in (i) any UCC financing statements filed against any Pledged Equity Party other than UCC financing statements which have been (or have been agreed by the secured parties referenced therein to be) terminated and the UCC financing statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry (which for the avoidance of doubt, shall not include any contract of sale), or filing records that may be applicable to the Collateral in any other relevant jurisdiction, other than such filings or registrations that have been (or have been agreed by the secured parties referenced therein to be) terminated or that have been made in connection with Permitted Liens, this Agreement or any other security document in favor of the Collateral Agent for the benefit of the Secured Parties, or, with respect to any Lease, in favor of the applicable Lessor Subsidiary or the Lessee thereunder.

(b)                                 In each case as and to the extent required under the Express Perfection Requirements, this Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in favor of the Collateral Agent in the Collateral as security for the Secured Obligations, subject in priority to no other Liens (other than Permitted Liens), and all filings and other actions necessary to perfect and protect such security interest as a first priority security interest of the Collateral Agent have been (or to the extent permitted hereby or in the case of future Collateral, will be) duly taken, enforceable against the applicable Grantors and creditors of and purchasers from such Grantors.

(c)                                  No Grantor has any trade names except as set forth on Schedule III hereto.

(d)                                 No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party (including, for the avoidance of doubt, the International Registry) is required under any applicable law that is necessary to comply with the Express Perfection Requirements (i) for the grant by such Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for (A) the filing of financing and continuation statements under the UCC, (B) the Required Cape Town Registrations, (C) the applicable Irish filings pursuant to Section 2.08(e) and (D) such other filings as are required under relevant local law in the case of Grantors that are not domiciled in the United States or a state thereof.

(e)                                  The chief place of business, organizational identification number (if applicable) and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule IV or, in the case of records, at ILFC.

(f)                                   The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on the attached Schedule II.  The Pledged Membership Interests constitute the percentage of the membership interest of the issuer thereof, as indicated on Schedule II hereto.  The Pledged Beneficial Interests constitute the percentage of the beneficial interest of the issuer thereof indicated on Schedule II hereto.

(g)                                  The Pledged Stock, the Pledged Membership Interests and the Pledged Beneficial Interests have been duly authorized and validly issued and are fully paid up and nonassessable.  The Pledged Debt has been duly authorized or issued and delivered and is the legal, valid and binding obligation of each applicable Borrower Party thereunder.

(h)                                 The Pledged Stock and the Pledged Membership Interests constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC. If the issuer thereof is organized under the laws of the United States or a state thereof, the terms of any Pledged

Equity Interest expressly provide that such Pledged Equity Interest shall be governed by Article 8 of the Uniform Commercial Code as in effect in the jurisdiction of the issuer of such Pledged Membership Interest or such Article 8 shall be applicable thereto under applicable Laws.  Any Certificated Security or Instrument evidencing the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests, the Pledged Membership Interests and any Investment Collateral have been delivered to the Collateral Agent in accordance with Section 2.05 and 2.07. The Pledged Stock and the Pledged Membership Interest either (i) are in bearer form, (ii) have been indorsed, by an effective indorsement, to the Collateral Agent or in blank or (iii) have been registered in the name of the Collateral Agent.  None of the Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interest that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any person other than the Collateral Agent (other than those agreed by the secured parties referenced therein to be terminated or released).  Any Pledged Beneficial Interests either (i) constitute “certificated securities” within the meaning of Section 8-102(a)(4) of the UCC, have been delivered to the Collateral Agent and (1) are in bearer form, (2) have been indorsed, by an effective indorsement, to the Collateral Agent or in blank or (3) have been registered in the name of the Collateral Agent or (ii) a fully executed “control agreement” has been delivered to the Collateral Agent with respect to such Pledged Beneficial Interests.

Section 2.04                             Grantors Remain Liable.  Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) in each case, unless the Collateral Agent or any other Secured Party, expressly in writing or by operation of law, assumes or succeeds to the interests of any Grantor hereunder, no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

Section 2.05                             Delivery of Collateral.  All certificates or instruments representing or evidencing any Collateral, if deliverable, shall be delivered to and held by or on behalf of the Collateral Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted thereby.  The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Enforcement Event, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Equity Interests, subject only to the revocable rights specified in Section 2.10(a).  In addition, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Enforcement Event, to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations.

Section 2.06                             As to the Pool Aircraft Collateral.  (a)  The Grantors shall provide a true and complete copy of all documents or instruments constituting Pool Aircraft Collateral to the Collateral Agent on or prior to the Release Date in respect of such Pool Aircraft.  Subsequent to a Release Date in respect of a Pool Aircraft, upon (i) the inclusion of any additional such document or instrument in the Pool Aircraft Collateral in respect of such Pool Aircraft or (ii) the amendment or replacement thereof, the Grantors will deliver, or cause to be delivered, a copy thereof to the Collateral Agent (or within the time period set forth in Section 5.20(c)(ii) of the Credit Agreement, if applicable).  Each such document or instrument will have been duly authorized, executed and delivered by the relevant Transaction Party, will be in full force and effect and will be binding upon and enforceable against all parties thereto in accordance with its terms subject to customary exceptions.

(b)                                 The Grantors shall, at their expense, use reasonable commercial efforts, in accordance with Leasing Company Practice to (A) perform and observe, or cause to be performed and observed, all the terms and provisions of the documents and instruments constituting Pool Aircraft Collateral to be performed or observed by a Transaction Party and (B) after an Enforcement Event has occurred and is continuing take all such action to such end as may be from time to time reasonably requested by the Collateral Agent.

Section 2.07                             As to the Equity Collateral and Investment Collateral.  (a)  All Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral (collectively, the “Equity Collateral”) and all Investment Collateral (together with the Equity Collateral, the “Relevant Collateral”) shall be delivered to the Collateral Agent as follows:

(i)                                     in the case of each Certificated Security or Instrument, by (A) causing the delivery of such Certificated Security or Instrument to the Collateral Agent, registered in the name of the Collateral Agent or duly endorsed by an appropriate person to the Collateral Agent or in blank and, in each case, held by the Collateral Agent, or (B) if such Certificated Security or Instrument is registered in the name of any Securities Intermediary on the books of the issuer thereof or on the books of any Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited;

(ii)                                  in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Collateral Agent or, in the case of the Pledged Stock of the Borrower, registering in accordance with the Luxembourg Share Pledge the security interest constituted thereby in the register of shareholders of the Borrower or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited; and

(iii)                               in the case of each Government Security registered in the name of any Securities Intermediary on the books of the FRBNY or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the collateral account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited.

(b)                                 Each Grantor and the Collateral Agent hereby represents, with respect to the Account Collateral, that it has not entered into, and hereby agrees that it will not enter into, any currently effective agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as the “securities intermediary’s jurisdiction” within the meaning of Section 8-110(e) of the UCC in connection with any Securities Account with any Securities Intermediary referred to in Section 2.07(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or (ii) with any other person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such person.  The Collateral Agent represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Account Collateral held in and credited to the Securities Account, including cash, to be treated as a “financial asset” within the meaning of Section 8-102(a)(9)(iii) of the UCC for the purposes of Article 8 of the UCC.

(c)                                  Without limiting the foregoing, each Grantor and the Collateral Agent agree, and the Collateral Agent shall cause each Securities Intermediary, to take such different or additional action as may be required in order to maintain the perfection and priority of the security interest of the Collateral Agent in the Equity Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.

Section 2.08                             Further Assurances.  (a)  In each case to the extent required pursuant to the Express Perfection Requirements, each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing but subject to the qualification that the following are required only to the extent of the Express Perfection Requirements, each Grantor shall:  (i) execute and file such financing or continuation statements, or amendments thereto, under the UCC and such other instruments or notices, that may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (ii) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required under the laws of any foreign jurisdiction of organization or domicile of the relevant Grantor hereunder or as the Collateral Agent may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement.

(b)                                 Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, under the UCC relating to all or any part of the Collateral without the signature of such Grantor where permitted by law.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c)                                  Each Grantor shall ensure that at all times an individual shall be appointed as administrator with respect to each Owner Subsidiary and each Intermediate Lessee for purposes of the International Registry and shall cause each such Owner Subsidiary and each such Intermediate Lessee to register or cause to be registered, in each case to the extent legally practicable, with the International Registry (collectively, the “Required Cape Town Registrations”) (i) the international interest provided for in any Cape Town Lease to which such Owner Subsidiary or Intermediate Lessee is a lessor or lessee; and (ii) the contract of sale with respect to any Pool Aircraft by which title to such Pool Aircraft is conveyed by or to such Owner Subsidiary, but only if the seller under such contract of sale is situated in a Contracting State or if such Aircraft Object is registered in a Contracting State and if such seller agrees to such registration.

(d)                                 With respect to each Grantor holding an Equity Interest in a Pledged Equity Party incorporated under the laws of Ireland, such Grantor shall cause each Security Document executed by it and an Additional Charge Over Shares or, in each case, its relevant particulars to be filed in the Irish Companies Registration Office and, where applicable, the Irish Revenue Commissioners within 21 days of execution thereof.

Section 2.09                             Place of Perfection; Records.  Each Grantor shall keep its chief place of business and chief executive office at the location therefor specified in Schedule IV and shall keep its records concerning the Collateral at such location or at ILFC’s chief executive office or, upon 30 days’ prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by Section 2.03(e) shall have been taken with respect to the Collateral.  Subject to applicable confidentiality restrictions, each Grantor shall hold and preserve such records and, if an Enforcement Event shall have occurred and be continuing, shall permit representatives of the Collateral Agent upon reasonable prior notice at any time during normal business hours reasonably to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor.

Section 2.10                             Voting Rights; Dividends; Etc.  (a)  So long as no Enforcement Event shall have occurred and be continuing:

(i)                                     Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Equity Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor, or the Loan Documents; provided that such Grantor shall not exercise or shall refrain from exercising any such right if such action would constitute a breach of its obligations under the Loan Documents; and

(ii)                                  The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such

Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.10(a)(i).

(b)                                 After an Enforcement Event shall have occurred and be continuing, any and all distributions, dividends and interest paid in respect of the Equity Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral shall be forthwith delivered to the Collateral Agent and, if received by such Grantor, shall be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(c)                                  During the continuance of an Enforcement Event, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.10(a)(i) and 2.10(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights.

Section 2.11                             Transfers and Other Liens; Additional Shares or Interests.  (a) No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, in the case of clause (i) or (ii) other than a Permitted Lien or as otherwise provided for or permitted in any Loan Document.

(b)                                 Except as otherwise provided pursuant to the Loan Documents, the Grantors (other than Grandparent Holdco) shall not issue, deliver or sell any shares, interests, participations or other equivalents except those pledged hereunder and except to the extent of the Local Requirements Exception.  Any beneficial interests, membership interests or capital stock or other securities or interests issued in respect of or in substitution for the Pledged Stock, the Pledged Membership Interests or the Pledged Beneficial Interest shall be issued or delivered (with any necessary endorsement) to the Collateral Agent in accordance with Section 2.07.

Section 2.12                             Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints, as security for the Secured Obligations, the Collateral Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion during the occurrence and continuance of an Enforcement Event, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)                                 to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)                                 to receive, indorse and collect any drafts or other instruments and documents in connection included in the Collateral;

(c)                                  to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

(d)                                 to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, in order to perfect (except in the case of the Beneficial Interest Collateral provided pursuant to Section 2.01(c)) and preserve the pledge, assignment and security interest granted hereby; provided, that the Collateral Agent’s exercise of any such power in this clause (d) shall be subject to the Express Perfection Requirements.

Section 2.13                             Collateral Agent May Perform.  If any Grantor fails to perform any agreement contained in this Agreement, the Collateral Agent may (but shall not be obligated to) after such prior notice as may be reasonable under the circumstances, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection with doing so shall be payable by the Grantors.

Section 2.14                             Covenant to Pay.  Each Grantor covenants with the Collateral Agent (for the benefit of the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Loan Documents in accordance with their terms.  Each Grantor agrees that (except as provided in Article 7 of the Credit Agreement) no payment or distribution by such Grantor pursuant to the preceding sentence shall entitle such Grantor to exercise any rights of subrogation in respect thereof until the related Secured Obligations shall have been paid in full.

Section 2.15                             Delivery of Collateral Supplements; Delivery of Grantor Supplements.  (a)  Upon the acquisition by any Grantor of any Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral, such Grantor shall concurrently execute and deliver to the Collateral Agent a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral as are called for by this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to provide for any action with respect to perfection not required by the Express Perfection Requirements; and provided further that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral.  Upon the acquisition by any Owner Subsidiary of an Aircraft Object (other than an aircraft engine) not previously described in Schedule I hereto as supplemented by Annex I to each Grantor Supplement and Collateral Supplement, the Grantor that directly Owns the Equity

Interest in such Owner Subsidiary shall provide an updated Collateral Supplement describing such Aircraft Object.

(b)                                 Each Grantor shall, prior to or simultaneously with such Person Owning the Equity Interests in any Subsidiary (other than a Non-Collateral Subsidiary), cause any Subsidiary Obligor that was not a signatory hereto on the date of this Agreement to enter into a Grantor Supplement and become a Grantor hereunder.

Section 2.16                             Insurance.  The Grantors shall cause to be maintained, or procure that the relevant Lessee maintains, hull and third party liability insurance policies in respect of each Pool Aircraft in accordance with the terms of Schedule V hereto.

Section 2.17                             Covenant Regarding Control.  No Grantor shall cause nor permit any Person other than the Collateral Agent to have “control” (as defined in Section 8-106 of the UCC) of the Collateral Account pursuant to the terms of the Credit Agreement and the Account Control Agreement.

Section 2.18                             Covenant Regarding Account Collateral.  Borrower shall enter into the Account Control Agreement as of the date hereof.  The Collateral Agent agrees for purposes of paragraph 7 of the Account Control Agreement that it will confirm in writing to the Securities Intermediary its agreement to any investments selected by the Borrower which are Permitted Investments.

Section 2.19                             As to Irish Law.  Notwithstanding anything to the contrary contained in this Agreement and in addition to and without prejudice to any other rights or power of the Collateral Agent under this Agreement or under general law in any relevant jurisdiction, at any time that the Collateral shall become enforceable as provided in Section 3.01, the Collateral Agent shall be entitled to appoint a receiver under this Agreement or under the Land and Conveyancing Law Reform Act 2009 (as amended and as the same may be amended, modified or replaced from time to time, the “2009 Act”) without the need for the occurrence of any of the events specified in (a) to (c) of section 108(1) (Appointment of Receiver) of the 2009 Act, such receiver shall have all such powers, rights and authority conferred under the 2009 Act, this Agreement and otherwise under the laws of Ireland without any limitation or restriction imposed by the 2009 Act or otherwise under the laws of Ireland which may be excluded or removed. The statutory power of sale conferred by section 100 (Power of sale) of the 2009 Act shall apply to the Collateral free from restrictions contained in section 100(1), (2), (3) and (4) and without the requirement to serve notice (as provided for in section 100(1)) and section 108 (7) (Remuneration of a receiver) of the 2009 Act shall not apply to the Collateral or to any receiver appointed under this Agreement.

Section 2.20                             Additional Charges Over Shares.  Each Grantor undertakes with the Collateral Agent to enter into an Additional Charge Over Shares in respect of the Equity Interests held by it of any Subsidiary of a Grantor which is incorporated under the laws of Ireland and in respect of any other Subsidiary of a Grantor, in each case to the extent such Additional Charge Over Shares is necessary to perfect or protect the Collateral Agent’s interests in such Equity Interests under applicable Law and to the extent required under the Express Perfection Requirements.

ARTICLE III
REMEDIES

Section 3.01                             Remedies.  Notwithstanding anything herein or in any other Loan Document to the contrary, if any Enforcement Event shall have occurred and be continuing, and in each case subject to the quiet enjoyment rights of the applicable Lessee of any Pool Aircraft:

(a)                                 The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (including, for the avoidance of doubt, the rights and remedies of the Collateral Agent provided for in Section 2.10(c)), all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and all of the rights and remedies under applicable law and also may (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon written request of the Collateral Agent forthwith, assemble all or any part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in accordance with Section 3.02.  Any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on each Grantor and the Secured Parties.

Section 3.02                             Priority of Payments.  The Collateral Agent hereby agrees that all cash proceeds received by the Collateral Agent in respect of any Collateral pursuant to Section 3.01 hereof and any payments by any Grantor to the Collateral Agent following an Enforcement Event shall be paid by the Collateral Agent in the order of priority set forth below:

(a)                                 first, to the Collateral Agent for the benefit of the Secured Parties, until payment in full in cash of the Secured Obligations then outstanding; and

(b)                                 second, all remaining amounts to the relevant Grantors or whomsoever may be lawfully entitled to receive such amounts as directed by a court of competent jurisdiction.

ARTICLE IV
SECURITY INTEREST ABSOLUTE

Section 4.01                             Security Interest Absolute.  A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions.  Except as otherwise provided in the Loan Documents, all rights of the Collateral Agent and the security interests and Liens granted under, and all obligations of each Grantor under, until the Secured Obligations then outstanding are paid in full, this Agreement and each other Loan Document shall be absolute and unconditional, irrespective of:

(a)                                 any lack of validity or enforceability of any Loan Document, Assigned Document or any other agreement or instrument relating thereto;

(b)                                 any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto;

(c)                                  any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d)                                 any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Grantors;

(e)                                  any change, restructuring or termination of the corporate structure or existence of any Grantor; or

(f)                                   any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.

ARTICLE V
THE COLLATERAL AGENT

The Collateral Agent and the Secured Parties agree among themselves as follows:

Section 5.01                             Authorization and Action.  (a)  Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes Deutsche Bank as the initial Collateral Agent to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Loan Documents as are specifically delegated to the Collateral Agent by the terms of this Agreement and of the Loan Documents, and no implied duties and covenants shall be deemed to arise against the Collateral Agent.

(b)                                 The Collateral Agent accepts such appointment and agrees to perform the same but only upon the terms of this Agreement (including any quiet enjoyment covenants given to the Lessees) and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement.  The Collateral Agent in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement) and the Collateral Agent shall not be liable for any action or inaction of any Grantor or any other parties to any of the Loan Documents.

Section 5.02                             Absence of Duties.  The powers conferred on the Collateral Agent under this Agreement with respect to the Collateral are solely to protect its interests in this Agreement and shall not impose any duty upon it, except as explicitly set forth herein, to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Collateral Agent shall not have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral.  The Collateral Agent shall not have any duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee.

Section 5.03                             Representations or Warranties.  The Collateral Agent shall not make nor shall it be deemed to have made any representations or warranties as to the validity, legality or enforceability of this Agreement, any other Loan Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Collateral Agent in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will at such time be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is or will be the legal, valid and binding obligation of the Collateral Agent in its individual capacity, enforceable against the Collateral Agent in its individual capacity in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

Section 5.04                             Reliance; Agents; Advice of Counsel.  (a)  The Collateral Agent shall not incur any liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Collateral Agent may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any Loan Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect.  As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Collateral Agent shall be entitled to receive and may for all purposes hereof conclusively rely, and shall be fully protected in acting or refraining from acting, on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Collateral Agent for any action taken or omitted to be taken by them in good faith in reliance thereon.  The Collateral Agent shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.

(b)                                 The Collateral Agent may execute any of its powers hereunder or perform any duties under this Agreement either directly or by or through agents, including financial advisors, or attorneys or a custodian or nominee, provided, however, that the appointment of any agent shall not relieve the Collateral Agent of its responsibilities or liabilities hereunder.

(c)                                  The Collateral Agent may consult with counsel and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.

(d)                                 The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Collateral Agent reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

(e)                                  The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible or liable for the manner of performance of, any obligations of any Grantor under any of the Loan Documents.

(f)                                   If the Collateral Agent incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.

(g)                                  The Collateral Agent shall not be charged with knowledge of an Event of Default unless the Collateral Agent obtains actual knowledge of such event or the Collateral Agent receives written notice of such event from any of the Secured Parties.

(h)                                 The Collateral Agent shall not have any duty to monitor the performance of any Grantor or any other party to the Loan Documents, nor shall the Collateral Agent have any liability in connection with the malfeasance or nonfeasance by such parties.  The Collateral Agent shall not have any liability in connection with compliance by any Grantor or any Lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Pool Aircraft or any Lease.  The Collateral Agent shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Pool Aircraft or any Lease or the

validity or sufficiency of any assignment or other disposition of the Collateral, any Pool Aircraft or any Lease.

Section 5.05                             No Individual Liability.  The Collateral Agent shall not have any individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Loan Documents, only to the property of the Grantors (to the extent provided in the Loan Documents) for payment or satisfaction of the Secured Obligations pursuant to this Agreement and the other Loan Documents.

ARTICLE VI
SUCCESSOR COLLATERAL AGENT

Section 6.01                             Resignation and Removal of the Collateral Agent.  The Collateral Agent may resign at any time without cause by giving at least 30 days’ prior written notice to the Borrower and the Lenders.  The Required Lenders may at any time remove the Collateral Agent without cause by an instrument in writing delivered to the Borrower, the Lenders and the Collateral Agent.  No resignation by or removal of the Collateral Agent pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Required Lenders of a successor Collateral Agent and the acceptance of such appointment by such successor Collateral Agent.

Section 6.02                             Appointment of Successor.  (a)  In the case of the resignation or removal of the Collateral Agent, the Required Lenders shall promptly appoint a successor Collateral Agent.  So long as no Event of Default shall have occurred and be continuing, any such successor Collateral Agent shall as a condition to its appointment be reasonably acceptable to the Borrower.  If a successor Collateral Agent shall not have been appointed and accepted its appointment hereunder within 60 days after the Collateral Agent gives notice of resignation, the retiring Collateral Agent, the Administrative Agent or the Required Lenders may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.  Any successor Collateral Agent so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

(b)                                 Any successor Collateral Agent shall execute and deliver to the relevant Secured Parties an instrument accepting such appointment.  Upon the acceptance of any appointment as Collateral Agent hereunder, a successor Collateral Agent, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and, subject to the Express Perfection Requirements, such other instruments or notices, as may be necessary, or as the Administrative Agent may request in order to continue the perfection (if any) of the Liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents.  The retiring Collateral Agent shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Collateral Agent.  All actions under this paragraph (b) shall be at the expense of the Borrower; provided that if a successor Collateral Agent has been appointed as a result of the circumstances described in Section 6.02(d), any actions under this paragraph (b) as relating to such appointment shall be at the expense of the successor Collateral Agent.

(c)                                  The Collateral Agent shall be an Eligible Institution, if there be such an institution willing, able and legally qualified to perform the duties of the Collateral Agent hereunder and, unless such institution is an Affiliate of a Secured Party or an Event of Default has occurred and is continuing, reasonably acceptable to the Borrower.

(d)                                 Any corporation or other entity into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or other entity to which substantially all the business of the Collateral Agent may be transferred, shall be the Collateral Agent under this Agreement without further act.

ARTICLE VII
INDEMNITY AND EXPENSES

Section 7.01                             Indemnity.  (a)  Each of the Grantors shall indemnify, defend and hold harmless the Collateral Agent (and its officers, directors, employees, representatives and agents) from and against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder.  The Collateral Agent (i) must provide reasonably prompt notice to the applicable Grantor of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the applicable Grantor, which consent shall not be unreasonably withheld.  No Grantor shall be required to reimburse any expense or indemnity against any loss or liability incurred by the Collateral Agent through negligence or bad faith.

Each Grantor, as applicable, may, in its sole discretion, and at its expense, control the defense of the claim including, without limitation, designating counsel for the Collateral Agent and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the applicable Grantor may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the applicable Grantor shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Collateral Agent are in conflict with those of such Grantor and (iii) the indemnified person shall have the right to approve the counsel designated by such Grantor which consent shall not be unreasonably withheld.

(b)                                 Each Grantor shall within ten (10) Business Days after demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement (in accordance with fee arrangements agreed between the Collateral Agent and ILFC), (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Party against such Grantor hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

Section 7.02                             Secured Parties’ Indemnity.  (a)  The Collateral Agent shall be entitled to be indemnified (subject to the limitations and requirements described in Section 7.01 mutatis mutandis) by the Lenders to the sole satisfaction of the Collateral Agent before proceeding to exercise any right or power under this Agreement at the request or direction of the Administrative Agent, provided that such indemnity by the Lenders shall not be required to the extent the Collateral Agent is indemnified with respect to such exercise by the Grantors and no Default or Event of Default has occurred and is continuing.

(b)                                 In order to recover under clause (a) above, the Collateral Agent: (i) must provide reasonably prompt notice to the Administrative Agent of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the Administrative Agent which consent shall not be unreasonably withheld.

(c)                                  The Administrative Agent may, in its sole discretion, and at its expense, control the defense of the claim including, without limitation, designating counsel for the Collateral Agent and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the Administrative Agent may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the Administrative Agent shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Collateral Agent are in conflict with those of the Administrative Agent and (iii) the indemnified person shall have the right to approve the counsel designated by the Administrative Agent which consent shall not be unreasonably withheld.

(d)                                 The provisions of Section 7.01 and this Section 7.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Collateral Agent.

Section 7.03                             No Compensation from Secured Parties.  The Collateral Agent agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.

Section 7.04                             Collateral Agent Fees.  In consideration of the Collateral Agent’s performance of the services provided for under this Agreement, the Grantors shall pay to the

Collateral Agent the quarterly fee set forth in the Fee Letter and shall reimburse the Collateral Agent for expenses incurred including those associated with the International Registry.

ARTICLE VIII
MISCELLANEOUS

Section 8.01                             Amendments; Waivers; Etc.  (a)  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and each party hereto.  No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The Collateral Agent may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.

(b)                                 Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, II, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, II, III and IV, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.

(c)                                  Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I and II to such Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I and II, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.

Section 8.02                             Addresses for Notices; Delivery of Documents.  (a)  Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

For each Grantor:

International Lease Finance Corporation
10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Attention:  Treasurer with a copy to the General Counsel
Facsimile:  (310) 788-1990

Telephone:  (310) 788-1999
Electronic mail: legalnotices@ilfc.com

For the Collateral Agent:

Deutsche Bank AG New York Branch
60 Wall Street
New York, NY 10005
Facsimile: (732) 380-3355
Electronic mail:  Agency.Transactions@db.com

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.02.  Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier or electronic mail shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).

(b)                                 All documents required to be delivered to the Collateral Agent shall be delivered in accordance with the provisions of Section 5.09(c) of the Credit Agreement.

Section 8.03                             Remedies.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 8.04                             Severability.  If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

Section 8.05                             Continuing Security Interest.  Subject to Section 8.06, this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations then outstanding to the Secured Parties, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, permitted transferees and permitted assigns.

Section 8.06                             Release and Termination.  (a)  Upon any sale, transfer or other disposition or removal from the Designated Pool of any Pool Aircraft (or Owner Subsidiary or Intermediate Lessee) or other item of Collateral in accordance with the terms of the Loan Documents, including the Pledged Equity Interest in each Owner Subsidiary or Intermediate Lessee that owns or leases such Pool Aircraft, or if applicable, Irish Subsidiary Holdco or CA Subsidiary Holdco (in each case, upon a removal of such Transaction Party in accordance with Sections 2.10 or 5.04 of the Credit Agreement), such Collateral will be deemed released from the Lien hereof (and related guarantees will be deemed released in accordance with Section 7.11 of the Credit Agreement), and the Collateral Agent will, at the relevant Grantor’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request and provide to the Collateral Agent to evidence the release of such item of

Collateral from the assignment and security interest granted hereby and to evidence the release of any related guaranty, and to the extent that (A) the Collateral Agent’s consent is required for any deregistration of the interests in such released Collateral from the International Registry or any other registry or (B) the Collateral Agent is required to initiate any such deregistration, the Collateral Agent shall ensure that such consent or such initiation of such deregistration is effected.

Any amounts released from the Collateral Account by the Collateral Agent in accordance with the terms of the Loan Documents shall be deemed released from the Lien hereof.

(b)                                 Upon the payment in full in cash of the Secured Obligations then outstanding, the pledge, assignment and security interest granted by Section 2.01 hereof shall terminate, the Collateral Agent shall cease to be a party to this agreement, and all provisions of this Agreement (except for this Section 8.06(b)) relating to the Secured Obligations, the Secured Parties or the Collateral Agent shall cease to be of any effect insofar as they relate to the Secured Obligations, the Secured Parties or the Collateral Agent.  Upon any such termination, the Collateral Agent will, at the relevant Grantor’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.

(c)                                  If, prior to the termination of this Agreement, the Collateral Agent ceases to be the Collateral Agent in accordance with the definition of “Collateral Agent” in Section 1.01, all certificates, instruments or other documents being held by the Collateral Agent at such time shall, within five (5) Business Days from the date on which it ceases to be the Collateral Agent, be delivered to the successor Collateral Agent.

Section 8.07                             Currency Conversion.  If any amount is received or recovered by the Collateral Agent in a currency (the “Received Currency”) other than the currency in which such amount was expressed to be payable (the “Agreed Currency”), then the amount in the Received Currency actually received or recovered by the Collateral Agent, to the extent permitted by law, shall only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Collateral Agent was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Collateral Agent is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Collateral Agent for the benefit of the Secured Parties such amount as it shall determine to be necessary to indemnify the Collateral Agent and the Secured Parties against any loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the extent permitted by law, (i) such indemnity shall constitute a separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Collateral Agent and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.

Section 8.08                             Governing Law.  THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 8.09                             Jurisdiction; Consent to Service of Process.  (a)  To the extent permitted by applicable law, each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Borrower Party or its properties in the courts of any jurisdiction.

(b)                                 Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court described above.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)                                  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.02.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 8.10                             Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Agreement (i) will become effective when the Collateral Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and (ii) thereafter will be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail will be effective as delivery of a manually executed counterpart of this Agreement.

Section 8.11                             Table of Contents, Headings, Etc.  The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

Section 8.12                             Non-Invasive Provisions.  (a)  Notwithstanding any other provision of the Loan Documents, the Collateral Agent (for and on behalf of itself and the Secured Parties) agrees that, so long as no Enforcement Event shall have occurred and be continuing, not to take any action or cause to be taken any action, or permit any Person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair or replacement of the Pool Aircraft or otherwise to the extent not required to be deposited as Account Collateral under the Loan Documents and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of this Agreement or the other applicable Loan Documents.

(b)                                 Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees (for and on behalf of itself and the Secured Parties) that, so long as no “Event of Default” (or similar term) under a Lease (as defined in such Lease) shall have occurred and be continuing and as otherwise provided in any Lease, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights of the Lessee with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair of the Pool Aircraft or otherwise as provided in such Lease and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of such Lease.

(c)                                  For the avoidance of doubt, the Collateral Agent (for and on behalf of itself and the Secured Parties) agrees that a Transaction Party may from time to time lease out an engine that is part of a Pool Aircraft or lease in an engine that is not part of a Pool Aircraft as it determines in accordance with Leasing Company Practice.

Section 8.13                             Limited Recourse.  (a)  In the event that the direct or indirect assets of the Grantors are insufficient, after payment of all other claims, if any, ranking in priority to the claims of the Collateral Agent or any Secured Party hereunder, to pay in full such claims of the Collateral Agent or such Secured Party (as the case may be), then the Collateral Agent or the Secured Party shall have no further claim against the Grantors (other than the Borrower) in respect of any such unpaid amounts; provided that the foregoing limitation on recourse shall in no way limit the right of any Secured Party to enforce the obligations of ILFC set forth in Article 7 of the Credit Agreement.

(b)                                 To the extent permitted by applicable law, no recourse under any obligation, covenant or agreement of any party contained in this Agreement shall be had against any equityholder (not including any Grantor as an equityholder of any Pledged Equity Party hereunder), officer or director of the relevant party as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of the relevant party and no personal liability shall attach to or be incurred by the equityholders (not including any Grantor as an equityholder of any other Grantor hereunder), officers or directors of the relevant party as such, or any of them under or by reason of any of the obligations, covenants or agreements of such relevant party contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such party of any of such obligations, covenants or agreements, either at law or at equity or by statute or constitution, of every such equityholder (not including any Grantor as an equityholder of any Pledged Equity Party hereunder), officer or director is hereby expressly waived by the other parties as a condition of and consideration for the execution of this Agreement.

(c)                                  The guarantees, obligations, liabilities and undertakings granted by any Pledged Equity Party organized under the laws of France under this Agreement and the other Loan Documents shall, for each relevant financial year, be, in any and all cases, strictly limited to 90% of the annual net margin generated by such Pledged Equity Party or Pledged Equity Parties in connection with back-to-back leasing activities between it and any other Pledged Equity Party with respect to the lease of Pool Aircraft.

[The Remainder of this Page is Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

DELOS FINANCE S.À R.L.
Duly represented by:

/s/ Pamela Hendry
Name: Pamela Hendry
Title: Manager (Class A Manager)

SIGNED and DELIVERED as a DEED
for and on behalf of
HYPERION AIRCRAFT LIMITED
by its duly authorized attorney

/s/ Niall C. Sommerville

in the presence of

Susan Gordon

Name: Susan Gordon
Address:	Solicitor
Occupation:	IFSC
Dublin

Signature Page — Term Loan

Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of DELOS AIRCRAFT LIMITED by its duly authorized attorney

/s/ Niall C. Sommerville

in the presence of

Susan Gordon

Name: Susan Gordon
Address:	Solicitor
Occupation:	IFSC
Dublin

SIGNED and DELIVERED as a DEED
for and on behalf of
ARTEMIS (DELOS) LIMITED
by its duly authorized attorney

/s/ Niall C. Sommerville

in the presence of

Susan Gordon

Name: Susan Gordon
Address:	Solicitor
Occupation:	IFSC
Dublin

APOLLO AIRCRAFT INC.
By:	/s/ Pamela Hendry
Name:	Pamela Hendry
Title:	SVP, Treasurer & Assistant Secretary

Signature Page — Term Loan
Security Agreement

DEUTSCHE BANK AG NEW YORK BRANCH not in its individual capacity but solely as the Collateral Agent

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

Signature Page — Term Loan
Security Agreement

SCHEDULE I

SECURITY AGREEMENT

AIRCRAFT OBJECTS

	Airframe Manufacturer and Model	Airframe MSN	Engine Manufacturer and Engine Model
1	None	N/A	N/A

Schedule I-1

SCHEDULE II
SECURITY AGREEMENT

PLEDGED EQUITY INTERESTS

PLEDGED STOCK

Pledged Equity Party	Par Value	Certificate No(s).	Number of Shares	Percentage of Outstanding Shares
DELOS FINANCE S.À R.L.	1 Euro	N/A	12,500	100%
DELOS AIRCRAFT LIMITED	US$1	2	10	100%
APOLLO AIRCRAFT INC.	N/A	2	100	100%
ARTEMIS (DELOS) LIMITED	US$1	2	2	100%

PLEDGED BENEFICIAL INTERESTS

Pledged Equity Party	Certificate No./Date	Percentage of Beneficial Interest
N/A	N/A	N/A

PLEDGED MEMBERSHIP INTERESTS

Pledged Equity Party	Certificate No.	Percentage of Membership Interest
N/A	N/A	N/A

PLEDGED DEBT

Intercompany Lender	Intercompany Borrower	Description of Instrument of Pledged Debt
N/A	N/A	N/A

Schedule II-1

SCHEDULE III
SECURITY AGREEMENT

TRADE NAMES

1.                                                        Grantor:  Hyperion Aircraft Limited
Trade Name:  Hyperion Aircraft Limited

2.                                                        Grantor: Delos Aircraft Limited
Trade Name:  Delos Aircraft Limited

3.                                                        Grantor: Delos Finance S.à r.l.
Trade Name: Delos Finance S.à r.l.

4.                                                        Grantor: Artemis (Delos) Limited
Trade Name:  Artemis (Delos) Limited

5.                                                        Grantor: Apollo Aircraft Inc.
Trade Name:  Apollo Aircraft Inc.

Schedule III-1

SCHEDULE IV
SECURITY AGREEMENT

CHIEF PLACE OF BUSINESS AND CHIEF EXECUTIVE OR REGISTERED OFFICE

Name of Grantor	Chief Executive Office, Chief Place of Business or Registered Office and Organizational ID (if applicable)

Hyperion Aircraft Limited	30 North Wall Quay Dublin 1, Ireland Facsimile: 353-1-672-0270 Telephone: 353-1-819-2000 Organizational ID: 538945

Delos Aircraft Limited	30 North Wall Quay Dublin 1, Ireland Facsimile: 353-1-672-0270 Telephone: 353-1-819-2000 Organizational ID: 538946

Delos Finance S.à r.l.

46A, Avenue J.F. Kennedy,
L-1855 Luxembourg
Facsimile: 353-1-672-0270
Telephone: 353-1-819-2000
Organizational ID: In the process of being registered with the Luxembourg Register of Commerce and Companies and having a share capital of EUR 12,500

Apollo Aircraft Inc.	10250 Constellation Blvd. Suite 3400 Los Angeles, CA 90067 Facsimile: (310) 788-1990 Telephone: (310) 788-1999 Organizational ID: C3278478

Artemis (Delos) Limited	30 North Wall Quay Dublin 1, Ireland Facsimile: 353-1-672-0270 Telephone: 353-1-819-2000 Organizational ID: 482230

Schedule IV-1

SCHEDULE V
SECURITY AGREEMENT

INSURANCE

1.                                      Obligation to Insure

So long as this Agreement shall remain in effect, the Grantors will ensure that there is effected and maintained appropriate insurances, maintained with insurers or reinsured with reinsurers of recognized responsibility or pursuant to governmental indemnities, in respect of each Pool Aircraft and the Collateral Agent and the Administrative Agent and its operation including insurance for:

(a)                                 loss or damage to each Pool Aircraft and each part thereof; and

(b)                                 any liability for injury to or death of persons and damage to or the destruction of public or private property arising out of or in connection with the operation, storage, maintenance or use of (in each case to the extent available) the Pool Aircraft and of any other part thereof not belonging to the Grantors but from time to time installed on the airframe.

2.                                      Specific Insurances

The Grantors will maintain or will cause to be maintained the following specific insurances with respect to each Pool Aircraft (subject to paragraph 3):

(c)                                  All Risks Hull Insurance - All risks hull insurance policy on the Pool Aircraft in an amount at least equal to 110% of the outstanding principal of the Loans allocable to such Pool Aircraft, calculated based on the most recent appraised value (the “Required Insured Value”) on an agreed value basis and naming the Collateral Agent (for and on behalf of itself and the Secured Parties) as a loss payee for the Required Insured Value (provided, however, that, if the applicable insurance program uses AVN67B or a successor London market endorsement similar thereto, the Grantor shall procure that the Collateral Agent is named as a “Contract Party” in respect of such hull insurance and shall ensure that the Collateral Agent is also named as such a “Contract Party” in respect of any new Lease entered into);

(d)                                 Hull War Risk Insurance - Hull war risk and allied perils insurance, including hijacking, (excluding, however, confiscation by government of registry or country of domicile to the extent coverage of such risk is not generally available to the applicable Lessee in the relevant insurance market at a commercially reasonable cost or is not customarily obtained by operators in such jurisdiction at such time in accordance with Leasing Company Practice) on the Pool Aircraft where the custom in the industry is to carry war risk for aircraft operating on routes or kept in locations similar to the Pool Aircraft in an amount not less than the Required Insured Value on an agreed value basis and naming the Collateral Agent (for and on behalf of itself and the Secured Parties) as a loss payee for the Required Insured Value (provided, however, that, if the applicable insurance program uses AVN67B or a successor London market endorsement similar thereto, the Grantors

Schedule V-1

shall procure that the Collateral Agent is named as a “Contract Party” in respect of such insurance and shall ensure that the Collateral Agent is also named as such a “Contract Party” in respect of any new Lease entered into);

(e)                                  Legal Liability Insurance - Third party legal liability insurance (including war and allied perils) for a combined single limit (bodily injured and property damage) of not less than $500,000,000 for a Narrowbody Aircraft, and not less than $750,000,000 for Widebody Aircraft.  The Collateral Agent and the Administrative Agent (for and on behalf of themselves and the Secured Parties) shall be named as additional insureds on such policies; provided that if the applicable insurance program uses AVN 67B or a successor London market endorsement similar thereto, the Grantors shall procure that the Collateral Agent and the Administrative Agent are named as “Contract Parties” in respect of such insurance and the Grantors shall ensure that the Collateral Agent and the Administrative Agent are also named as such a “Contract Party” in respect of any new Lease.

(f)                                   Aircraft Spares Insurance - Insurance for the engines and the parts while not installed on the airframe for their replacement cost or an agreed value basis.

Proceeds of insurance paid to the Collateral Agent shall be disbursed to the Borrower unless an Enforcement Event has occurred and is continuing, in which case such proceeds will be held in the Collateral Account until applied as provided in the Credit Agreement or herein; provided, however, that if, pursuant to a Lease, such insurance proceeds are payable to a Lessee, such insurance proceeds shall in all circumstances be paid to such Lessee in accordance with such Lease.

3.                                      Variations on Specific Insurance Requirements

In certain circumstances, it is customary that not all of the insurances described in paragraph 2 be carried for the Pool Aircraft.  For example, when a Pool Aircraft is not on lease to a passenger air carrier or is in storage or is being repaired or maintained, ferry or ground rather than passenger flight coverage for the Pool Aircraft are applicable.  Similarly, indemnities may be provided by a Governmental Authority in lieu of particular insurances; provided, however, that the Grantors shall not, without the prior written consent of the Collateral Agent, be entitled to accept any new such governmental indemnities other than when such indemnities are granted by a Governmental Authority of a country or jurisdiction that is not a Prohibited Country.  The relevant Grantor will determine the necessary coverage for the Pool Aircraft in such situations consistent with Leasing Company Practice with respect to similar aircraft.

4.                                      Hull Insurances in Excess of Required Insurance Value

For the avoidance of doubt, any Grantor and/or any Lessee may carry hull risks and hull war and allied perils insurance on the Pool Aircraft in excess of the Required Insured Value which (subject, in the case of the Grantors with respect to the insurance not required to be carried by the Lessee under the Lease, to no Enforcement Event having

Schedule V-2

occurred and being continuing) will not be payable to the Collateral Agent.  Such excess insurance proceeds, if paid under the insurances required to be carried by the Lessee under the Lease, will be payable to (i) if payable to the Grantors, to the relevant Grantor, unless an Enforcement Event has occurred and is continuing in which case the excess shall be payable to the Collateral Agent or (ii) if payable to the Lessee to the Lessee in all circumstances.

5.                                      Currency

All insurance and reinsurances effected pursuant to this Schedule V shall be payable in Dollars, save that in the case of the insurances referred to in paragraph 2(c) (if such denomination is (a) required by the law of the state of registration of the Pool Aircraft; or (b) the normal practice of airlines in the relevant country that operate aircraft leased from lessors located outside such country; or (c) otherwise accepted in accordance with Leasing Company Practice) or paragraph 2(d).

6.                                      Specific Terms of Insurances

Insurance policies which are underwritten in the London and/or other non-US insurance market and which pertain to financed or leased aircraft equipment contain the coverage and endorsements described in AVN67B or a successor London market endorsement as it may be amended or revised or its equivalent.  Each of the Grantors agrees that, so long as this Agreement shall remain in effect, the Pool Aircraft will be insured and the applicable insurance policies endorsed either (i) in a manner consistent with AVN67B or a successor London market endorsement, as it may be amended or revised or its equivalent or (ii) as may then be customary in the airline industry for aircraft of the same type as the Pool Aircraft utilised by operators in the same country and whose operational network for such Pool Aircraft and credit status is similar to the type of business as the Lessee (if any) and at the time commonly available in the insurance market.  In all cases, the relevant Grantor will set the standards, review and manage the insurances on the Pool Aircraft consistent with Leasing Company Practice with respect to similar aircraft.

7.                                      Insurance Brokers and Insurers

In reviewing and accepting the insurance brokers (if any) and reinsurance brokers (if any) and insurers and reinsurers (if any) providing coverage with respect to the Pool Aircraft, the relevant Grantor will utilize standards consistent with Leasing Company Practice with respect to similar aircraft.  It is recognized that airlines in certain countries are required to utilize brokers (and sometimes even no brokers) or carry insurance with local insurance brokers and insurers.  If at any time any Pool Aircraft is not subject to a Lease, the relevant Grantor will cause its insurance brokers to provide the Collateral Agent with evidence that the insurances described in this Schedule V are in full force and effect.

8.                                      Deductible Amounts, Self-Insurance and Reinsurance

With respect to the type of aircraft concerned, the nationality and creditworthiness of the airline operator, the airline operator’s use and operation thereof and to the scope of and

Schedule V-3

the amount covered by the insurances carried by the Lessee, the relevant Grantor will apply standards consistent with Leasing Company Practice with respect to similar aircraft in reviewing and accepting the amount of any insurance deductibles, whether the Lessee may self-insure any of the risks covered by the insurances and the scope and terms of reinsurance, if any, including a cut-through and assignment clause.

9.                                      Renewals

The Grantors will monitor the insurances on the Pool Aircraft and their expiration dates.  The relevant Grantor shall, when requested by the Collateral Agent, promptly inform the Collateral Agent as to whether or not it has been advised that renewal instructions for any of the insurances have been given by the airline operator or its broker prior to or on the scheduled expiry date of the relevant insurance.  The relevant Grantor shall promptly notify the Collateral Agent in writing if it receives notice that any of the insurances have in fact expired without renewal.  Promptly after receipt, the relevant Grantor will provide to the Collateral Agent evidence of renewal of the insurances and reinsurance (if any).

10.                               Information

Subject to applicable confidentiality restrictions, each of the Grantors shall provide the Collateral Agent or shall ensure that the Collateral Agent is provided with any information reasonably requested by it from time to time concerning the insurances maintained with respect to the Pool Aircraft or, if reasonably available to the Grantors, in connection with any claim being made or proposed to be made thereunder.

Schedule V-4

EXHIBIT A-1
SECURITY AGREEMENT

FORM OF COLLATERAL SUPPLEMENT

Deutsche Bank AG New York Branch, as the Collateral Agent
60 Wall Street
New York, NY 10005
Facsimile No. (732) 380-3355

[Date]

Re:  Term Loan Security Agreement, dated as of March 6, 2014

Ladies and Gentlemen:

Reference is made to the Term Loan Security Agreement, dated as of March 6, 2014 (as amended, restated or otherwise modified from time to time, the “Security Agreement”), among Delos Finance S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Borrower”), Hyperion Aircraft Limited, a private limited liability company incorporated under the laws of Ireland (“Grandparent Holdco”), Delos Aircraft Limited, a private limited liability company incorporated under the laws of Ireland (“Parent Holdco”), Apollo Aircraft Inc., a California corporation (“CA Subsidiary Holdco”), Artemis (Delos) Limited, a private limited liability company incorporated under the laws of Ireland (“Irish Subsidiary Holdco”) and the Additional Grantors who from time to time become grantors under the Security Agreement (together with Grandparent Holdco, Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and Deutsche Bank AG New York Branch, as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

The undersigned hereby delivers, as of the date first above written, the attached Annexes I and II pursuant to Section 2.15 of the Security Agreement.

The undersigned Grantor hereby confirms that the property included in the attached Annex II constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 2.03 of the Security Agreement (as supplemented by the attached Annexes).

Attached are duly completed copies of Annexes I and II hereto.

Exhibit A-1-1

This Collateral Supplement is delivered in and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,

[ ]

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:

DEUTSCHE BANK AG NEW YORK BRANCH,
not in its individual capacity, but
solely as the Collateral Agent

By:
Name:
Title:

Collateral Supplement Signature Page

ANNEX I
COLLATERAL SUPPLEMENT

AIRCRAFT OBJECTS

Airframe MSN	Airframe Manufacturer and Model	Engine Manufacturer and Model

Annex I-1

ANNEX II
COLLATERAL SUPPLEMENT

PLEDGED EQUITY INTERESTS

PLEDGED BENEFICIAL INTERESTS

Pledged Equity Party	Certificate No.	Percentage of Beneficial Interest

PLEDGED MEMBERSHIP INTERESTS

Pledged Equity Party	Certificate No.	Percentage of Membership Interest

PLEDGED STOCK

Pledged Equity Party	Certificate No.	Percentage Stock

PLEDGED DEBT

Intercompany Lender	Intercompany Borrower	Description of Instrument of Pledged Debt

Annex II-1

EXHIBIT A-2
SECURITY AGREEMENT

FORM OF GRANTOR SUPPLEMENT

Deutsche Bank AG New York Branch, as the Collateral Agent
60 Wall Street
New York, NY 10005
Facsimile No. (732) 380-3355

[Date]

Re: Term Loan Security Agreement, dated as of March 6, 2014

Ladies and Gentlemen:

Reference is made to the Term Loan Security Agreement, dated as of March 6, 2014 (as amended, restated or otherwise modified from time to time, the “Security Agreement”), among Delos Finance S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Borrower”), Hyperion Aircraft Limited, a private limited liability company incorporated under the laws of Ireland (“Grandparent Holdco”), Delos Aircraft Limited, a private limited liability company incorporated under the laws of Ireland (“Parent Holdco”), Apollo Aircraft Inc., a California corporation (“CA Subsidiary Holdco”), Artemis (Delos) Limited, a private limited liability company incorporated under the laws of Ireland (“Irish Subsidiary Holdco”) and the Additional Grantors who from time to time become grantors under the Security Agreement (together with Grandparent Holdco, Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and Deutsche Bank AG New York Branch, as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to “Grantor” shall also mean and be a reference to the undersigned.

Grant of Security Interest.   To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the benefit of the other Secured Parties and hereby grants to the Collateral Agent for its benefit and the benefit of the other Secured Parties a first priority security interest in, all of its right, title and interest in and to the following (collectively, the “Supplementary Collateral”):

(a)                                 all of the following:

(i)                                     the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

Exhibit A-2-1

(ii)                                  all additional shares of the capital stock of any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the capital stock of any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

(iii)                               the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

(b)                                 all of the following:

(i)                                     the Pledged Membership Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and

(ii)                                  all of such Grantor’s right, title and interest in all additional membership interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the membership interests in any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;

(c)                                  all of the following:

(i)                                     the Pledged Beneficial Interest, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interest are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and

(ii)                                  all of such Grantor’s right, title and interest in all additional beneficial interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the beneficial interests in any other Pledged Equity Party that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Pledged Equity Party is created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time

Exhibit A-2-2

received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;

(d)                                 all other “investment property” (as defined in Section 9-102(a)(49) of the UCC) of such Grantor including written notification of all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral, but excluding any loans or advances made, or dividends, contributions or distributions or other amounts paid, by any Pledged Equity Party to any Transaction Party;

(e)                                  with respect to each Grantor, all right of such Grantor in and to the Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account; and

(f)                                   all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d) and (e) above.

The undersigned Grantor hereby makes each representation and warranty set forth in Section 2.03 of the Security Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement.  Each reference in the Security Agreement to the Security Collateral, the Membership Interest Collateral, the Beneficial Interest Collateral, the Investment Collateral and the Account Collateral shall be construed to include a reference to the corresponding Collateral hereunder.

The undersigned hereby agrees, together with the other Grantors, jointly and severally to indemnify the Collateral Agent and its officers, directors, employees and agents in the manner set forth in Section 8.01 of the Security Agreement.

Attached are duly completed copies of Annexes I, II, III and IV hereto.

[Signature Page Follows]

Exhibit A-2-3

This Grantor Supplement is delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,

[NAME OF GRANTOR]

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:

DEUTSCHE BANK AG NEW YORK BRANCH,
not in its individual capacity, but solely as the
Collateral Agent

By:
Name:
Title:

Grantor Supplement Signature Page

ANNEX I
GRANTOR SUPPLEMENT

AIRCRAFT OBJECTS

Airframe MSN	Airframe Manufacturer and Model	Engine Manufacturer and Model

Annex I-1

ANNEX II
GRANTOR SUPPLEMENT

PLEDGED EQUITY INTERESTS

PLEDGED BENEFICIAL INTERESTS

Pledged Equity Party	Certificate No.	Percentage of Beneficial Interest

PLEDGED MEMBERSHIP INTERESTS

Pledged Equity Party	Certificate No.	Percentage of Membership Interest

PLEDGED STOCK

Pledged Equity Party	Certificate No.	Percentage Stock

PLEDGED DEBT

Intercompany Lender	Intercompany Borrower	Description of Instrument of Pledged Debt

Annex II-1

ANNEX III
GRANTOR SUPPLEMENT

TRADE NAMES

Annex III-1

ANNEX IV
GRANTOR SUPPLEMENT

Name of Grantor	Chief Executive Office, Chief Place of Business and Registered Office and Organizational ID (if applicable)

Annex IV-1

EXHIBIT B
SECURITY AGREEMENT

FORM OF CHARGE OVER SHARES OF PARENT HOLDCO

Exhibit B-1

      March 2014

SHARE CHARGE

between

HYPERION AIRCRAFT LIMITED

as Chargor

and

DEUTSCHE BANK AG NEW YORK BRANCH

as Chargee

in respect of shares of

Delos Aircraft Limited

A & L GOODBODY

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THIS SHARE CHARGE is made on        March 2014

BETWEEN

(1)                                                   HYPERION AIRCRAFT LIMITED, a company incorporated under the laws of Ireland with registered number 538945 and its registered address at 30 North Wall Quay, Dublin 1 (the Chargor); and

(2)                                                   DEUTSCHE BANK AG NEW YORK BRANCH, as the collateral agent under the Security Agreement (as defined below) (the Chargee).

WHEREAS:

A.                                    By a term loan credit agreement dated as of        March 2014 among Delos Finance S.á.r.l. (Delos) as Borrower, International Lease Finance Corporation (ILFC), Hyperion Aircraft Limited, Delos Aircraft Limited, Apollo Aircraft Inc. and Artemis (Delos) Limited, as Obligors, the lenders party thereto, as Lenders, Deutsche Bank AG New York Branch, as Administrative Agent and the Chargee (the Credit Agreement), the Lenders (as defined therein) have agreed to make available a term loan facility to Delos.

B.                                    By a term loan security agreement dated as of        March 2014 among Delos, Hyperion Aircraft Limited, Delos Aircraft Limited, Apollo Aircraft Inc. and Artemis (Delos) Limited and the additional grantors referred to therein as Grantors and the Chargee, such Grantors have agreed to grant certain security to the Chargee (the Security Agreement).

C.                                    Pursuant to the terms of the Credit Agreement, the Chargor has agreed to grant this charge over the shares in the Company.

D.                                    The terms and conditions of this Charge are acceptable to the Chargee.

NOW THIS CHARGE WITNESSETH as follows:

1.                                      DEFINITIONS AND INTERPRETATION

1.1.                            In this Charge (including the Recitals), words and expressions defined in the Security Agreement shall (unless otherwise defined herein or the context requires otherwise) have the same meaning herein and the following words and expressions shall have the following meanings, except where the context otherwise requires:

Act means the Land and Conveyancing Law Reform Act 2009;

this Charge means this share charge;

Company means Delos Aircraft Limited (registered number 538946), a company incorporated in Ireland having its registered office at 30 North Wall Quay, Dublin 1, Ireland;

2

Charged Property means:

(1)                                 all the issued shares in the capital of the Company as described in Schedule A and all other shares and share warrants in the capital of the Company from time to time legally or beneficially owned by the Chargor during the Security Period (together the Charged Shares); and

(2)                                 including in each case all proceeds of sale thereof and all dividends, interest or other distributions hereafter declared, made, paid or payable in respect of the same and all allotments, accretions, offers, rights, benefits and advantages whatsoever at any time accruing, offered or arising in respect of or incidental to the same and all stocks, shares, rights, money or property accruing thereto or offered at any time by way of conversion, redemption, bonus, preference, option, substitution, capital redemption or otherwise in respect thereof;

Charged Shares has the meaning assigned thereto in the definition of Charged Property;

Delos has the meaning given to it in Recital A.

Loan Document has the meaning given to it in the Credit Agreement;

Parties means the parties to this Charge;

Receiver means a receiver (whether appointed pursuant to this Charge, pursuant to any statute, by a court or otherwise) of the Charged Property or any part of it;

Secured Obligations has the meaning given to it in the Credit Agreement;

Secured Party has the meaning given to such term in the Security Agreement; and

Security Period means the period commencing on the date of execution of this Charge and terminating upon the date on which the Secured Obligations have been unconditionally and irrevocably paid and discharged in full.

1.2.                            In this Charge:

1.2.1.                                    words and phrases the definition of which is contained in or referred to section 2 of the Companies Act, 1963 are to be construed as having the meaning attributed to them therein;

1.2.2.                                    references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are reenactments (whether with or without modification);

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1.2.3.                                    references to clauses, recitals and schedules are references to clauses hereof, recitals hereof and schedules hereto; references to sub-clauses or paragraphs are, unless otherwise stated, references to sub-clauses of the clause or paragraphs of the schedule in which the reference appears;

1.2.4.                                    references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine or neuter and vice versa;

1.2.5.                                    references to persons shall include natural persons, firms, partnerships, companies, corporations, associations, organisations, governments, states, foundations, trusts, bodies of persons whether incorporated or unincorporated (in each case whether or not having a separate legal personality);

1.2.6.                                    references to assets include property, rights and assets of every description;

1.2.7.                                    references to any document are to be construed as references to such document as amended, varied, assigned, novated, restated or supplemented from time to time;

1.2.8.                                    references to any person shall be construed so as to include that person’s successors, assigns and transferees;

1.2.9.                                    any reference to a legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing is, in respect of any jurisdiction other than Ireland, shall be deemed to include a reference to what mostly nearly approximates in that jurisdiction to the Irish legal term;

1.2.10.                             the headings are inserted for convenience only and are not to affect the construction of this Charge; and

1.2.11.                             any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression is to be construed as illustrative and shall not limit the sense of the words proceeding those terms.

2.                                      COVENANT TO PAY AND PERFORM

2.1.                            The Chargor hereby covenants and undertakes with the Chargee that it shall pay and discharge the Secured Obligations as and when they become due to be paid or discharged as and to the extent provided in the Credit Agreement, this Charge or any other Loan Document.

2.2.                            The Chargor shall pay interest on any delinquent sum (before and after any judgment) from the date of demand until the date of payment calculated on a daily basis in accordance with the provisions of the Credit Agreement.

2.3.                            Any payment made by the Chargor under this Charge shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

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3.                                      SECURITY

3.1.                            As a continuing security for the payment and performance of the Secured Obligations, the Chargor as legal and beneficial owner hereby charges to the Chargee, by way of a first fixed charge, all of its right, title and interest in and to the Charged Property.

3.2.                            The Chargor hereby agrees to deliver to the Chargee, on the date of execution of this Charge:

3.2.1.                                    an undated stock transfer form (executed in blank by or on behalf of the Chargor) in respect of all the Charged Shares;

3.2.2.                                    all share certificates, warrants and other documents of title representing the Charged Shares together with a certified copy of the up to date register of members of the Company;

3.2.3.                                    an undated irrevocable proxy in respect of the Charged Shares executed by the Chargor, in the for set out in Schedule C to this Charge;

3.2.4.                                    an irrevocable appointment signed by the Chargor in respect of the Charged Shares, in the form set out in Schedule D to this Charge; and

3.2.5.                                    executed but undated letters of resignation and release from each of the directors, alternate directors and secretary of the Company appointed by the Chargor in the forms set out in Schedule B to this Charge, and such documents will be held by the Chargee during the Security Period.

The Chargee acknowledges and agrees that if at any time the Secured Obligations have been unconditionally and irrevocably paid and discharged in full it shall, unless otherwise required pursuant to this Charge or the Security Agreement or the Credit Agreement, or in accordance with the Credit Agreement or the Security Agreement, deliver the documents referred to in this clause 3.2 to the Chargor and thereafter such documents shall be held by the Chargor.

3.3.                            The Chargor will procure that, for the duration of the Security Period, there shall be (a) no increase or reduction in the authorised or issued share capital of the Company, (b) no variation of the rights attaching to or conferred by the Charged Property or any part of it and (c) no alteration to the constitutive documents of the Company, in each case, without the prior consent in writing of the Chargee, but the foregoing shall not be interpreted as requiring the Chargee’s consent to further capital contribution to the Company by the Chargor.

3.4.                            The Chargor will deliver, or cause to be delivered, to the Chargee immediately upon (subject to clause 3.3) the issue of any further Charged Shares, the items listed in clauses 3.2.1, 3.2.2, 3.2.3 and 3.2.4 in respect of all such further Charged Shares.

5

3.5.                            The Chargor will deliver or cause to be delivered, to the Chargee immediately upon the appointment of any further director, alternate director or officer of the Company an undated, signed letter of resignation from such further director, alternate director or officer in a form acceptable to the Chargee.

3.6.                            The Chargor hereby covenants that, except as otherwise provided in the Loan Documents, during the Security Period:

3.6.1.                                    it will remain the legal and beneficial owner of the Charged Property;

3.6.2.                                    it will not create or suffer the creation or existence of any Liens (other than Permitted Liens) on or in respect of the whole of any part of the Charged Property or any of its interest therein;

3.6.3.                                    it will not sell, assign, transfer or otherwise dispose of any of its interest in the Charged Property in any such case, without the prior consent in writing of the Chargee;

3.6.4.                                    it will not permit any person other than the Chargee (or such person as may be specified for this purpose in writing by the Chargee) to be registered as holder of the Shares or any part thereof;

3.6.5.                                    it will duly and promptly pay all calls, instalments or other payments which may be or become due in respect of the Charged Shares as and when the same from time to time become due;

3.6.6.                                    it will promptly give to the Chargee all material notices and other documents received in respect of the Charged Shares;

3.6.7.                                    it will ensure that the Charged Shares are, and at all times remain, free from any restriction on transfer to the Chargee, its nominee(s) or to any purchaser from the Chargee pursuant to the exercise of any rights or remedies of the Chargee under or pursuant to this Charge;

3.6.8.                                    it will notify the Chargee immediately upon receipt of any notice issued under section 16(1) of the Companies Act, 1990 in respect of all or any of the Charged Shares or upon becoming aware that any such notice has been issued or that steps have been taken or are about to be taken to obtain an order for the sale of all or any of the Charged Shares under section 16(7) of the Companies Act 1990;

3.6.9.                                    it will not claim any set-off or counterclaim against the Chargee or any Secured Party;

3.6.10.                             following the occurrence of an Enforcement Event which is continuing, it will not claim or prove in competition with the Chargee or any Secured Party in the bankruptcy or liquidation of the Company or have the benefit of, or share in, any payment from or composition with, the Company for any indebtedness of

6

the Company provided that if so directed by the Chargee, it will prove for the whole or any part of its claim in the liquidation or bankruptcy of the Company on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Chargee and applied in or towards the discharge of the liabilities and obligations of the Chargor to the Chargee under this Charge in such manner as the Chargee shall deem appropriate;

3.6.11.                             it will not exercise its rights of subrogation against the Company;

3.6.12.                             following the occurrence of an Enforcement Event which is continuing, it will take such action as the Chargee may, in its absolute discretion, direct in the event that it becomes possible (whether under the terms of issue of the Charged Shares, a reorganisation or otherwise) to convert or exchange the Charged Shares or have them repaid or in the event that any offer to purchase is made in respect of the Charged Shares or any proposal is made for varying or abrogating any rights attaching to them; and

3.6.13.                             it will not permit any of the Charged Shares to be redeemed and repaid.

3.7.                            The Chargor shall remain liable to perform all the obligations assumed by it in relation to the Charged Property and the Chargee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in the event of any failure by the Chargor to perform its obligations in respect thereof.

3.8.                            For the avoidance of doubt, the Chargee shall not in any circumstances incur and liability whatsoever in respect of any calls, instalments or otherwise in connection with the Charged Property.

3.9.                            Upon the Chargee being satisfied that the Secured Obligations have been unconditionally and irrevocably paid and discharged in full, or as otherwise provided in the Credit Agreement or the other Loan Documents, and following a written request therefor from the Chargor, the Chargee will, subject to being indemnified to their reasonable satisfaction for the costs and expenses incurred by the Chargee in connection therewith, release the security constituted by this Charge.

4.                                      REPRESENTATIONS AND WARRANTIES OF THE CHARGOR

4.1.                            The Chargor hereby represents and warrants to the Chargee and the Secured Parties that:

4.1.1.                                    it is not in breach of any of its obligations under this Charge;

4.1.2.                                    the Chargor is the sole legal and beneficial owner of all of the Charged Property free from any Lien (other than any Permitted Lien) and any options or rights of pre-emption;

4.1.3.                                    the Chargor has not sold or otherwise disposed of or agreed to sell or otherwise dispose of or granted or agreed to grant any option in respect of the Charged

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Property and will not do any of the foregoing at any time during the Security Period;

4.1.4.                                    it is not necessary that this Charge be filed, recorded or enrolled with any court or other authority in Ireland or any other jurisdiction (except filing with the Irish Companies Registration Office pursuant to Section 111 of the Companies Act 1963 and under the Uniform Commercial Code enacted in any jurisdiction);

4.1.5.                                    the Charged Shares constitute all of the issued share capital of the Company;

4.1.6.                                    the Charged Shares have been duly authorised, validly issued and are fully paid or credited as fully paid, no calls have been made in respect thereof and remain unpaid and no calls can be made in respect of such Charged Shares in the future;

4.1.7.                                    the terms of the Charged Shares and of the constitutive documents of the Company do not restrict or otherwise limit the Chargor’s right to transfer or charge the Charged Shares and the directors of the Company cannot refuse to register any transfer of the Charged Shares to the Chargee or any party nominated by the Chargee;

4.1.8.                                    it will not be required to make any deduction or withholding from any payment it may make under this Charge.

4.2.                            The Chargor acknowledges that the Chargee has entered into this Charge in reliance on the representations and warranties set out in Clause 4.1.

5.                                      DEALINGS WITH CHARGED PROPERTY

5.1.                            Unless and until the occurrence of an Enforcement Event which is continuing:

5.1.1.                                    subject always to Clause 3.3, the Chargor shall continue to be entitled to exercise all voting and consensual powers pertaining to the Charged Property or any part thereof for all purposes not inconsistent with the terms of this Charge; and

5.1.2.                                    the Chargor shall be entitled to receive and retain any cash dividends, but not other moneys or assets accruing on or in respect of the Charged Property or any part thereof provided that the Chargor shall not exercise such voting rights in any manner which, in the opinion of the Chargor, would, or would be reasonably likely to, violate the Credit Agreement or the Security Agreement.

5.2.                            The Chargor shall pay when due all calls, installments or other payments and shall discharge all other obligations, which may become due in respect of any of the Charged Property and following the occurrence of an Enforcement Event which is continuing, the

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Chargee may if it thinks fit (but shall not be obliged to) make such payments or discharge such obligations on behalf of the Chargor. Any sums so paid by the Chargee in respect thereof shall be repayable on demand by the Chargor with interest thereon calculated in accordance with clause 2.2 and pending such repayment shall constitute part of the Secured Obligations.

5.3.                            The Chargee shall not have any duty to ensure that any dividends, interest or other moneys and assets receivable in respect of the Charged Property are duly and punctually paid, received or collected as and when the same become due and payable or to ensure that the correct amounts (if any) are paid or received on or in respect of the Charged Property or to ensure the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property paid, distributed, accruing or offered at any time by way of redemption, bonus, rights, preference, or otherwise on or in respect of, any of the Charged Property.

5.4.                            The Chargor hereby authorises the Chargee to arrange at any time and from time to time (after the occurrence of an Enforcement Event which is continuing) for the Charged Property or any part thereof to be registered in the name of the Chargee (or its nominee) thereupon to be held, as so registered, subject to the terms of this Charge.

5.5.                            The Chargor may not take any action in relation to the Charged Property or this Charge under the provisions of Section 94 of the Act (Court order for sale).

6.                                      PRESERVATION OF SECURITY

6.1.                            It is hereby agreed and declared that:

6.1.1.                                    the security created by this Charge shall be held by the Chargee as a continuing security for the payment and discharge of the Secured Obligations and the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations;

6.1.2.                                    the security created by this Charge is in addition to and independent of and shall not prejudice or merge with any other security (or any right of set-off) which the Chargee may hold at any time for the Secured Obligations or any of them;

6.1.3.                                    the Chargee shall not be bound to seek to recover any amounts due from Delos or any other person, exercise any rights against Delos or any other person or enforce any other security before enforcing the security created by this Charge;

6.1.4.                                    no delay or omission on the part of the Chargee in exercising any right, power or remedy under this Charge shall impair such right, power or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers and

9

remedies provided by law and may be exercised from time to time and as often as the Chargee may deem expedient; and

6.1.5.                                    any waiver by the Chargee of any terms of this Charge shall only be effective if given in writing and then only against the Chargee and for the purpose and upon the terms for which it is given.

6.2.                            Where any discharge is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation, by virtue of Section 1001 of the Taxes Consolidation Act 1997 or otherwise without limitation, this Charge shall continue in force as if there had been no such discharge or arrangement. The Chargee shall be entitled to concede or compromise in good faith any claim that any such payment, security or other disposition is liable to avoidance or repayment.

6.3.                            Until the Secured Obligations have been unconditionally and irrevocably satisfied and discharged in full to the satisfaction of the Chargee or as otherwise provided in the Credit Agreement or the Security Agreement, the Chargee may at any time keep in a separate account or accounts (without liability to pay interest thereon) in the name of the Chargee for as long as the Chargee may think fit, any moneys received recovered or realised under this Charge or under any other guarantee, security or agreement relating in whole or in part to the Secured Obligations without being under any intermediate obligation to apply the same or any part thereof in or towards the discharge of such amount.

7.                                      ENFORCEMENT OF SECURITY

7.1.                            The security hereby constituted shall become enforceable upon the occurrence of an Enforcement Event which is continuing.

7.2.                            At any time after the occurrence of an Enforcement Event which is continuing, the rights conferred on the Chargee under this Charge or by law shall be immediately exercisable upon and at any time thereafter and, without prejudice to the generality of the foregoing, the Chargee or any Receiver appointed hereunder without further notice to the Chargor:

7.2.1.                                    may solely and exclusively exercise all voting and/or consensual powers pertaining to the Charged Property or any part thereof and may exercise such powers in a such manner as the Chargee may think fit; and/or

7.2.2.                                    may complete any share transfer forms then held by the Chargee pursuant to this Charge in the name of the Chargee (or its nominee) and the Chargor shall do whatever the Chargee requires in order to procure the prompt registration of such transfer and the prompt issue of a new certificate or certificates for the relevant Charged Property in the name of the Chargee; and/or

7.2.3.                                    date any or all, as the Chargee in its absolute discretion may deem appropriate, of the letters of resignation of the Directors and Secretary of the Company provided to the Chargee pursuant to clause 3.2.5, the proxy provided to the Chargee pursuant to clause 3.2.3 and the appointment provided to the Chargee

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pursuant to clause 3.2.4 and sign, seal, execute, deliver, acknowledge, file and register all such documents, instruments, agreements, certificates and any other document (including, but not limited to, such letters of resignation) and do any and all such other acts or things as the Chargee may in its absolute discretion deem necessary or desirable to remove any or all of the Directors and/or Secretary from the office of director or, as the case may be, secretary of the Company; and/or

7.2.4.                                    may receive and retain all dividends, interest or other moneys or assets accruing on or in respect of the Charged Property or any part thereof, such dividends, interest or other moneys or assets to be held by the Chargee, as additional security charged under and subject to the terms of this Charge and any such dividends, interest and other moneys or assets received by the Chargor after such time shall be held in trust by the Chargor for the Chargee and paid or transferred to the Chargee on demand; and/or

7.2.5.                                    may sell, transfer, grant options over or otherwise dispose of the Charged Property or any part thereof at such place and in such manner and at such price or prices as the Chargee may deem fit, and thereupon the Chargee shall have the right to deliver, assign and transfer in accordance therewith the Charged Property so sold, transferred, granted options over or otherwise disposed of.

7.3.                            At any time after the security constituted by this Charge has become enforceable:

7.3.1. the statutory power of sale conferred by section 100 (Power of sale) of the Act free from restrictions contained in section 100(1)(a), (b), (c), (2), (3) and (4) and without the requirement to serve notice (as provided for in section 100(1)); and

7.3.2. the incidental powers of sale conferred by section 102 (Incidental powers)

will immediately arise and be exercisable by the Chargee and/or any Receiver (as appropriate).

7.4.                            Upon any sale of the Charged Property or any part thereof by the Chargee, the purchaser shall not be bound to see or enquire whether the Chargee’s power of sale has become exercisable in the manner provided in this Charge and for the purposes and benefit of such purchaser the sale shall be deemed to be within the power of the Chargee, and the receipt of the Chargee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

7.5.                            The Chargee shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under this Charge or to make any claim or to take any action to collect any moneys assigned by this Charge or to enforce any rights or benefits assigned to it by this Charge or to which it may at any time be entitled hereunder.

7.6.                            Neither the Chargee nor any of its respective agents, managers, officers, employees, delegates and advisers shall be liable for any claim, demand, liability, loss, damage, cost

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or expense incurred or arising in connection with the exercise or purported exercise of any rights, powers and discretions hereunder in the absence of gross negligence, dishonesty or willful default.

7.7.                            The provisions of section 97 of the Act (Taking possession), section 99(1) (Mortgagee in possession) and section 101 (Applications under sections 97 and 100) shall not apply to this Charge.

7.8.                            Receivers

7.8.1.                                    At any time after the occurrence of an Enforcement Event, the Chargee may by a written instrument and without notice to any party appoint a Receiver of the Charged Property or any part of it. A Receiver so appointed shall be the agent of the Chargor and the Chargor shall be solely responsible for his acts, defaults and remuneration but the Chargee will have power from time to time to fix the remuneration of any Receiver and direct payment thereof out of the proceeds of the Charged Property. The restrictions contained in section 108(1) and the provisions of sub-sections 108(4) and (7) (Appointment of a Receiver) of the Act will not apply to the appointment of a Receiver under this clause 7.8.1;

7.8.2.                                    The Chargee may by instrument in writing delegate to any such Receiver all or any of the rights, powers and discretions vested in it by this Charge pursuant to section 108(3) of the Act;

7.8.3.                                    The Chargee may by instrument in writing delegate to any such Receiver all or any of the rights, powers and discretions vested in it by this Charge;

7.8.4.                                    In addition to the powers conferred on the Chargee by this Charge, the Receiver appointed pursuant to Clause 7.8.1 shall have in relation to the Charged Property all the powers conferred by the Act (as extended by this Charge) on a Receiver appointed under that Act;

7.8.5.                                    The Chargee shall not be responsible for any negligence on the part of a Receiver, provided that the Chargee shall have used bona fides in the appointment of such Receiver;

7.8.6.                                    Neither the Chargee nor any Receiver appointed under this Charge shall be liable to account as mortgagee in possession in respect of any of the Charged Property or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever (except to the extent that the same results from their or his gross negligence or willful default in connection with any of the Charged Property) for which a mortgagee in possession might as such be liable and all costs, charges and expenses incurred by the Chargee or any Receiver appointed hereunder (including the costs of any proceedings to enforce the security) together with all Value Added Tax thereon shall be paid by the Chargor on a solicitor and own client basis and shall form part of the Secured Obligations and be charged on and paid out of the Charged Property; and

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7.8.7.                                    All amounts realized by the Chargee in connection with the exercise of rights and remedies hereunder shall be applied by the Chargee as provided in section 3.02 (Priority of Payments) of the Security Agreement. To the extent relevant, the subordination arrangements set forth in Sections 2, 5 and 6 of the Intercreditor Agreement shall apply to this Charge.

8.                                      FURTHER ASSURANCES

8.1.                            The Chargor shall from time to time at its expense, execute and deliver any and all such further instruments and documents and take all such actions as the Chargee in its reasonable discretion may require for:

8.1.1.                  perfecting, protecting or ensuring the priority of the security hereby created (or intended to be created);

8.1.2.                  preserving or protecting any of the rights of the Chargee under this Charge;

8.1.3.                  ensuring that the security constituted by this Charge and the covenants and obligations of the Chargor under this Charge shall enure to the benefit of any assignee of the Chargee;

8.1.4.                  facilitating the appropriation or realisation of the Charged Property or any part thereof; or

8.1.5.                  the exercise of any power, authority or discretion vested in the Chargee under this Charge, in any such case, forthwith upon demand by the Chargee and at the expense of the Chargor.

9.                                      INDEMNITIES

9.1.                            The Chargor will indemnify and save harmless the Chargee and each of its agents or attorneys appointed under or pursuant to this Charge from and against any and all expenses, claims, liabilities, losses, taxes, costs, duties, fees and charges suffered, incurred or made by the Chargee or such agent or attorney:

9.1.1.                                    in the exercise or purported exercise of any rights, powers or discretions vested in them pursuant to this Charge;

9.1.2.                                    in the preservation or enforcement of the Chargee’s rights under this Charge or the priority thereof; or

9.1.3.                                    on the release of any part of the Charged Property from the security created by this Charge,

as provided in the Security Agreement and subject to the terms thereof.

9.2                               If, under any applicable law or regulation, and whether pursuant to a judgment being made or registered against the Chargor or the bankruptcy or liquidation of the Chargor or

13

for any other reason any payment under or in connection with this Charge is made or fails to be satisfied in a currency (the Payment Currency) other than the currency in which such payment is due under or in connection with this Charge (the Contractual Currency), then to the extent that the amount of such payment actually received by the Chargee when converted into the Contractual Currency at the rate of exchange, falls short of the amount due under or in connection with this Charge, the Chargor, as a separate and independent obligation, shall indemnify and hold harmless the Chargee against the amount of such shortfall. For the purposes of this clause 9.2, rate of exchange means the rate at which the Chargee is able on or about the date of such payment to purchase the Contractual Currency with the Payment Currency and shall take into account any premium and other costs of exchange with respect thereto.

10.                               POWER OF ATTORNEY

10.1.                     The Chargor by way of security hereby irrevocably appoints and constitutes the Chargee and any Receiver jointly and also severally the attorney or attorneys of the Chargor on the Chargor’s behalf and in the name of the Chargor or otherwise and to do all acts and to execute, seal or otherwise affect any deed, assurance, agreement, instrument, document or act which the Chargor could itself do in relation to the Charged Property or which may be required or which may be deemed proper for any of the matters provided for in this Charge.

10.2.                     The power hereby conferred shall be a general power of attorney and the Chargor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any such attorney may execute or do. In relation to the power referred to herein, the exercise by the Chargee of such power shall be conclusive evidence of its right to exercise the same.

10.3.                     This power shall not become exercisable unless and until an Enforcement Event has occurred and is continuing.

11.                               EXPENSES

11.1.                     Subject to the terms of the Credit Agreement, the Chargor shall pay to the Chargee within 10 Business Days of demand all costs, fees and expenses (including, but not limited to, legal fees and expenses) and taxes thereon incurred by the Chargee (or any Secured Party) or for which the Chargee may become liable in connection with:

11.1.1.                             the negotiation, preparation and execution of this Charge;

11.1.2.                             the preserving or enforcing of, or attempting to preserve or enforce, any of its rights under this Charge or the priority hereof;

11.1.3.                             any variation of, or amendment or supplement to, any of the terms of this Charge; and /or

11.1.4.                             any consent or waiver required from the Chargee in relation to this Charge,

14

and in the case referred to in clauses 11.1.3 and 11.1.4 regardless of whether the same is actually implemented, completed or granted, as the case may be.

11.2.                     The Chargor shall pay promptly all stamp, documentary, registration and other like duties and taxes to which this Charge may be subject or give rise and shall indemnify the Chargee on demand against any and all liabilities with respect to or resulting from any delay or omission on the part of the Chargor to pay any such duties or taxes.

11.3.                     The provisions of section 109 (Application of money received) of the Act shall not apply to this Charge.

12.                               ASSIGNMENTS

12.1.                     This Charge shall be binding upon and shall enure to the benefit of the Chargor and the Chargee and each of their respective successors and (subject as hereinafter provided) assigns and references in this Charge to any of them shall be construed accordingly.

12.2.                     The Chargor may not assign or transfer all or any part of its rights and/or obligations under this Charge.

12.3.                     The Chargee may assign or transfer all or any part of its rights or obligations under this Charge as provided in the Security Agreement. The Chargee will be entitled to disclose any information concerning the Chargor to any proposed assignee or transferee. The Chargee shall notify the Chargor promptly following any such assignment or transfer.

12.4.                     In the event of assignment or transfer by the Chargee as permitted by clause 12.3, the Chargor shall at the request of the Chargee join in such assignment or transfer so as to cause the full benefit of this Charge to be passed to the relevant assignee or transferee.

13.                               MISCELLANEOUS

13.1.                     The Chargee, at any time and from time to time, may delegate by power of attorney or in any other manner to any person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Chargee under this Charge in relation to the Charged Property or any part thereof. Any such delegation may be made upon such terms and be subject to the regulations as the Chargee may think fit. The Chargee shall not be in any way liable or responsible to the Chargor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate provided that the Chargee has acted reasonably in selecting such delegate.

13.2.                     If any of the clauses, conditions, covenants or restrictions (the Provision) of this Charge or any deed or document emanating from it shall be found to be void but would be valid if some part thereof were deleted or modified, then the Provision shall apply with such deletion or modification as may be necessary to make it valid and effective.

13.3.                     This Charge (together with any documents referred to herein) constitutes the whole agreement between the Parties relating to its subject matter and no variations hereof shall be effective unless made in writing and signed by each of the Parties.

15

13.4.                     This Charge may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

13.5.                     A certificate of the Chargee as to the amount of any Secured Obligation owed to it (whether for itself or in a representative capacity) shall, in the absence of manifest error, be conclusive evidence of the existence and amount of such Secured Obligation.

13.6.                     If the Chargee causes or requires Charged Property to be registered in the name of a nominee for the Chargee, any reference in this Charge to the Chargee shall, if the context so permits or requires, be construed as a reference to each of the Chargee and such nominee.

13.7.                     The rights and remedies of the Chargee under this Charge are cumulative and without prejudice and in addition to any rights or remedies which the Chargee may have at law or in equity. No exercise by the Chargee of any right or remedy under this Charge or at law or in equity shall (save to the extent, if any, provided expressly in this Charge, or at law or in equity) operate so as to hinder or prevent the exercise by it of any other right or remedy. Each and every right and remedy may be exercised from time to time as often and in such order as may be deemed expedient by the Chargee.

14.                               LIMIT OF LIABILITY

The provisions of section 8.13 (Limited Recourse) of the Security Agreement shall apply mutatis mutandis to this Charge as if written out in full herein.

15.                               LAW AND JURISDICTION

15.1.                     This Charge, and any non-contractual obligations arising out of or in connection with this Charge, shall be governed and construed in accordance with Irish law.

15.2.                     The Chargor irrevocably agrees for the benefit of the Chargee that the courts of Ireland shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, whether relating to a contractual or non-contractual obligation, which may arise out of or in connection with this Charge and, for such purposes, irrevocably submits to the jurisdiction of such courts.

15.3.                     The Chargor irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 15.2 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Charge and agrees not to claim that any such court is not a convenient or appropriate forum in each case whether on the grounds of venue or forum non convenient or any similar grounds or otherwise.

15.4.                     The submission to the jurisdiction of the courts referred to in Clause 15.2 shall not (and shall not be construed so as to) limit the right of the Chargee to take proceedings against the Chargor in any other court of competent jurisdiction nor shall the taking of

16

proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

15.5.                     To the extent that the Chargor, or any of the property of the Chargor is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, the Chargor for itself, and its property does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its or his, as the case may be, obligations, liabilities or any other matter under or arising out of or in connection with this Charge or the subject matter hereof or thereof.

16.                               CONFLICTS

In the event of a conflict between the provisions of this Charge on the one hand and the Credit Agreement or the Security Agreement on the other hand, the provisions of the Credit Agreement or Security Agreement shall control.

17

Schedule A

Company	Number and Description of Shares	Registered Holder

Delos Aircraft Limited	10 Ordinary Shares of USD$1.00 each	Hyperion Aircraft Limited

18

SCHEDULE B

Part I

To:                             Deutsche Bank AG New York Branch
(the Chargee)

Date:        March 2014
(Date of Charge)

Dear Sirs

Delos Aircraft Limited (the Company)

I hereby unconditionally and irrevocably authorise you to date the resignation letter in respect of the Company deposited by me with you pursuant to the share charge dated  March 2014 (the Charge) between Hyperion Aircraft Limited and yourselves, as and when you become entitled to date and complete the same pursuant to the terms of the Charge.

Yours faithfully,

[name]

[Director] / [Secretary]

19

SCHEDULE B

PART II

Date

The Board of Directors
Delos Aircraft Limited (the Company)

Dear Sirs,

Resignation of Directors/Secretary

[I]/[We] hereby tender [my]/[our] resignation as [Director]/[Secretary] of the Company with effect from the date hereof.

[I]/[We] hereby confirm that [I]/[We] have no rights to compensation or claims against the Company for loss of office or arrears of pay [(or, in the case of secretary, fees)].

This letter shall be governed by and construed in accordance with Irish law.

Yours faithfully,

Signed and Delivered
by [insert name of director/secretary]
in the presence of:

Witness Signature:

Witness Name:

Witness Address:

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Schedule C

Form of Proxy

We, Hyperion Aircraft Limited, hereby irrevocably appoint Deutsche Bank AG New York Branch, (as Chargee) as our proxy to vote at meetings of the shareholders of Delos Aircraft Limited (the Company) in respect of any existing or further shares in the Company which may have been or may from time to time be issued to us and/or registered in our name. This proxy is irrevocable by reason of being coupled with the interest of Deutsche Bank AG New York Branch, (as Chargee) as chargee of the aforesaid shares.

HYPERION AIRCRAFT LIMITED

Dated:

21

Schedule D

Form of Irrevocable Appointment

We, Hyperion Aircraft Limited hereby irrevocably appoint Deutsche Bank AG New York Branch, (as Chargee) as our duly authorised representative to sign resolutions in writing of Delos Aircraft Limited (the Company) in respect of any existing or further shares in the Company which may have been or may from time to time be issued to us and/or registered in our name.

HYPERION AIRCRAFT LIMITED

Dated:

22

IN WITNESS whereof the parties hereto have caused this Charge to be duly executed on the date first written.

SIGNED AND DELIVERED AS A DEED
for and on behalf of
HYPERION AIRCRAFT LIMITED
by its lawfully appointed attorney:

in the presence of:

Witness Signature:

Witness Name:

Witness Address:

SIGNED AND DELIVERED by
DEUTSCHE BANK AG NEW YORK BRANCH,
in the presence of:

Witness Signature:

Witness Name:

Witness Address:

23

EXHIBIT C
SECURITY AGREEMENT

FORM OF PLEDGE OVER SHARES OF BORROWER

Exhibit C-1

[CLIFFORD CHANCE Logo]	CLIFFORD CHANCE

10, BOULEVARD G.D.
CHARLOTTE
B.P. 1147
L-1011 LUXEMBOURG
GRAND-DUCHE DE
LUXEMBOURG

TEL +352 48 50 50 1
FAX +352 48 13 85

WWW.CLIFFORDCHANCE.COM

DELOS AIRCRAFT LIMITED

AS PLEDGOR

AND

DEUTSCHE BANK AG NEW YORK BRANCH

AS COLLATERAL AGENT

PLEDGE OVER SHARES AGREEMENT

(DELOS FINANCE S.À R.L.)

THIS PLEDGE AGREEMENT has been entered into on                                      2014

BETWEEN

(1)                                 DELOS AIRCRAFT LIMITED, a private limited liability company incorporated under the laws of Ireland, having its registered office at 30 North Wall Quay, Dublin 1 (the “Pledgor”);

(2)                                 DEUTSCHE BANK AG NEW YORK BRANCH, acting for itself and as agent for and on behalf of the Secured Parties (the “Collateral Agent”);

AND IN THE PRESENCE OF

(3)                                 DELOS FINANCE S.À R.L., a société á responsabilité limitée (private limited liability company), incorporated under the laws of Luxembourg, having its registered office at 46A, Avenue J.F. Kennedy, L-1855 Luxembourg, in the process of being registered with the Luxembourg Register of Commerce and Companies and having a share capital of EUR 12,500 (the “Company”).

WHEREAS:

(A)                               Pursuant to a term loan credit agreement (the “Term Loan Credit Agreement”) dated on or about the date hereof among, inter alios, the Company, as borrower, International Lease Finance Corporation, a California corporation, Hyperion Aircraft Limited, a private limited liability company incorporated under the laws of Ireland (“Grandparent Holdco”), Delos Aircraft Limited, a private limited liability company incorporated under the laws of Ireland (“Parent Holdco”), Apollo Aircraft Inc., a California corporation (“CA Subsidiary Holdco”), Artemis (Delos) Limited, a private limited liability company incorporated under the laws of Ireland (“Irish Subsidiary Holdco”), the lenders from time to time party to thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and Deutsche Bank AG New York Branch as the Collateral Agent, certain loans have been made available to the Company.

(B)                               As a condition precedent to the drawdown under the Term Loan Credit Agreement, the Pledgor has agreed, for the purpose of creating a security interest for the payment and discharge of all of the Secured Obligations, to enter into this pledge agreement (the “Pledge Agreement”) which the Pledgor declares to be in its best corporate interest.

IT IS AGREED as follows:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Terms defined in the Term Loan Credit Agreement or the Security Agreement, as applicable shall bear the same meaning herein, unless expressly provided to the contrary.

1.2                               In this Pledge Agreement:

“Enforcement Event” has the meaning ascribed to such term in the Security Agreement.

“Financial Collateral Law” means the Luxembourg law of 5 August 2005 on financial collateral arrangements, as amended.

“Loan Documents” has the meaning ascribed to such term in the Term Loan Credit Agreement.

“Obligors” means any Borrower Party (such term as defined in the Term Loan Credit Agreement).

“Pledged Portfolio” means the Shares and the Related Assets.

“Related Assets” means all dividends, interest and other monies payable in respect of the Shares and all other rights, benefits and proceeds (including the proceeds from any sale of the Shares following an enforcement of the Pledge and, in particular, any proceeds that may not immediately be used to discharge Secured Obligations) in respect of or derived from the Shares (whether by way of redemption, liquidation, bonus, preference, option, substitution, conversion or otherwise) except to the extent these constitute Shares.

“Rights of Recourse” means all and any rights, actions and claims the Pledgor may have against any Obligors or any other person having granted security or given a guarantee for the Secured Obligations, arising under or pursuant to the enforcement of the present Pledge including, in particular, the Pledgor’s right of recourse against any such entity under the terms of Article 2028 et seq. of the Luxembourg Civil Code (including, for the avoidance of doubt, any right of recourse prior to enforcement), or any right of recourse by way of subrogation or any other similar right, action or claim under any applicable law.

“Secured Obligations” means all principal of the Loans outstanding from time to time under the Term Loan Credit Agreement, all interest (including Post-Petition Interest) on the Loans, all other amounts now or hereafter payable by any Obligor under any Loan Document and any fees or other amounts now or hereafter payable by any Obligor to the Administrative Agent or the Collateral Agent for acting in its capacity as such pursuant to a separate agreement among such parties, in each case, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

“Security Agreement” means the term loan security agreement, dated on or about the date hereof among, inter alios, the Company, Grandparent Holdco, Parent Holdco, CA Subsidiary Holdco, Irish Subsidiary Holdco, the additional grantors referred to therein and Deutsche Bank AG New York Branch.

“Shares” means all of the shares (“parts sociales”) in the share capital of the Company held by, to the order or on behalf of the Pledgor at any time, including for the avoidance of doubt any shares which shall be issued to the Pledgor from time to time, regardless of the reason of such issuance, whether by way of substitution,

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replacement, dividend or in addition to the shares held on the date hereof, whether following an exchange, division, free attribution, contribution in kind or in cash or for any other reason (the “Future Shares”), in which case such Future Shares shall immediately be and become subject to the security interest created hereunder.

“Share Register” means the register of shareholders of the Company.

1.3                               In this Pledge Agreement, any reference to (a) a “Clause” is, unless otherwise stated, a reference to a Clause hereof and (b) to any agreement (including this Pledge Agreement, the Term Loan Credit Agreement or any other Loan Documents) is a reference to such agreement as amended, varied, modified or supplemented (however fundamentally) from time to time. Clause headings are for ease of reference only.

1.4                               This Pledge Agreement may be executed in any number of counterparts and by way of facsimile exchange of executed signature pages, all of which together shall constitute one and the same Pledge Agreement.

2.                                     PLEDGE OVER SHARES (ACTIONS)

2.1                               The Pledgor pledges the Pledged Portfolio in favour of the Collateral Agent, acting for itself and as agent for and on behalf of the Secured Parties, who accepts, as first-priority pledge (gage de premier rang) (the “Pledge”) for the due and full payment and discharge of all of the Secured Obligations.

2.2                               The Pledgor and the Collateral Agent request the Company and the Company, by signing hereunder for acceptance, undertakes to register the Pledge in the Share Register and to provide to the Collateral Agent a certified copy of the Share Register evidencing such registration on the date hereof. The Company furthermore undertakes to proceed to any further formalities and registrations required to perfect the present Pledge each time Future Shares are issued to the Pledgor.

2.3                               The following wording shall be used for the registration:

“All shares owned from time to time by Delos Aircraft Limited and, in particular, the (number) of shares owned on the date of the present registration, have been pledged as a first ranking pledge (gage de premier rang) in favour of Deutsche Bank AG New York Branch, as Collateral Agent, pursuant to a pledge over shares agreement dated [date], to secure the Secured Obligations (as defined in such pledge over shares agreement).”

2.4                               The Pledgor and the Collateral Agent hereby give power to any manager of the Company, with full power of substitution, to register the Pledge in the Share Register.

2.5                               Without prejudice to the above provisions, the Pledgor hereby irrevocably authorises and empowers the Collateral Agent to take or to cause any formal steps to be taken by the managers or other officers of the Company for the purpose of perfecting the present Pledge and, for the avoidance of doubt, undertakes to take any such steps itself if so directed by the Collateral Agent. In particular, should any such steps be

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required in relation to Future Shares, the Pledgor undertakes to take any such steps simultaneously to the issuance or receipt of Future Shares.

2.6                               The Pledgor undertakes that during the subsistence of this Pledge Agreement it will not grant any pledge in respect of the Pledged Portfolio (other than the Pledge created under this Agreement) without the prior written approval of the Collateral Agent.

3.                                      VOTING RIGHTS AND DIVIDENDS

3.1                               As long as this Pledge Agreement remains in force and until the occurrence of an Enforcement Event which is continuing, the Pledgor shall be entitled to receive all Related Assets. Following the occurrence of an Enforcement Event which is continuing, the Collateral Agent shall be entitled to receive all Related Assets and to apply them in accordance with the terms of the Loan Documents. If the Pledgor receives any Related Assets following an Enforcement Event which is continuing, the Pledgor shall promptly pay them over to the Collateral Agent.

3.2                              Until the occurrence of an Enforcement Event which is continuing, the Pledgor shall be entitled to exercise all voting rights attached to the Shares in a manner which does not (i) adversely affect this Pledge, cause an Enforcement Event to occur or vary the rights attaching to or conferred by all or any part of the Pledged Portfolio or (ii) increase the issued share capital of the Company (except in accordance with clause 4.2.3 below). After the occurrence of an Enforcement Event which is continuing and, for as long as such Enforcement Event is continuing, the Pledgor shall not, without the prior written consent of the Collateral Agent, exercise any voting rights or otherwise in relation to the Shares.

3.3                               The Collateral Agent shall be entitled but not obliged, after an Enforcement Event has occurred, is continuing and for as long as such Enforcement Event is continuing, to exercise the voting rights attached to the Shares in accordance with the provisions of Article 9 of the Financial Collateral Law in any manner the Collateral Agent deems fit. The Pledgor shall do whatever is necessary in order to ensure that the exercise of the voting rights in these circumstances is facilitated and becomes possible for the Collateral Agent, including the issuing of a written proxy in any form or any other document that the Collateral Agent may require for the purpose of exercising the voting rights.

4.                                      PLEDGOR’S REPRESENTATIONS AND UNDERTAKINGS

4.1                               The Pledgor hereby represents to the Collateral Agent that during the subsistence of this Pledge Agreement:

4.1.1                     it is, and will be, the sole owner of the Pledged Portfolio free from any encumbrance (other than the Pledge);

4.1.2                     the Shares represent the entire issued share capital of the Company;

4.1.3                     the Company has not declared any dividends in respect of the Shares that are still unpaid at the date hereof;

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4.1.4                     it has not sold or disposed of all or any of its rights, title and interest in the Pledged Portfolio;

4.1.5                     it has the necessary power to enable it to enter into and perform its obligations under this Pledge Agreement; and

4.1.6                     all necessary authorisations to enable it to enter into this Pledge Agreement have been obtained and are, and will remain, in full force and effect.

4.2                               Except with the Collateral Agent’s prior written consent the Pledgor shall not:

4.2.1                     sell or otherwise dispose of all or any of the Shares or of its rights, title and interest in the Pledged Portfolio;

4.2.2                     create, grant or permit to exist (a) any encumbrance or security interest over or (b) any restriction on the ability to transfer or realise all or any part of the Pledged Portfolio (other than, for the avoidance of doubt, the Pledge or as permitted under the Loan Documents); or

4.2.3                     approve an increase of share capital except if the Pledgor subscribes for all the shares.

4.3                               The Pledgor hereby undertakes that, during the subsistence of this Pledge Agreement:

4.3.1                     it shall cooperate with the Collateral Agent and sign or cause to be signed all such further documents, instruments and powers of attorney and take all such further action as the Collateral Agent may from time to time request to perfect and protect this Pledge or to exercise its rights under this Pledge Agreement; and

4.3.2                     as shareholder of the Company, it shall act in good faith to maintain and exercise its rights in the Company, and in particular shall not knowingly take any steps or do anything which could adversely affect the existence of the security interest created hereunder or the value thereof.

5.                                      POWER OF ATTORNEY

5.1                               The Pledgor irrevocably appoints the Collateral Agent to be its attorney and in its name and on its behalf to execute, deliver and perfect all documents (including any share transfer forms and other instruments of transfer) and do all things that the Collateral Agent may consider to be requisite for (a) carrying out any obligation imposed on the Pledgor under this Pledge Agreement or (b) exercising any of the rights conferred on the Collateral Agent or the Secured Parties by this Pledge Agreement or by law, it being understood that the enforcement of the Pledge must be carried out as described in Clause 6 (Remedies upon Enforcement Event) hereunder.

5.2                               The Pledgor shall ratify and confirm all things done and all documents executed by the Collateral Agent in the exercise of that power of attorney, provided that such power of attorney shall not be exercisable prior to the occurrence of an Enforcement

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Event which is continuing save for such power of attorney necessary for the perfection of this Pledge Agreement.

6.                                      REMEDIES UPON ENFORCEMENT EVENT

6.1                               Following the occurrence of an Enforcement Event which is continuing, the Collateral Agent shall be entitled to realise the Pledged Portfolio in the most favourable manner provided for by Luxembourg law and may, in particular, but without limitation,

6.1.1                     appropriate the Pledged Portfolio in which case the Pledged Portfolio will be valued at its fair value, as determined by a registered, independent auditor (réviseur(s) d’entreprises agrée(s)) or another independent expert appointed by the Pledgor at the costs and expenses of the Pledgor;

6.1.2                     sell the Pledged Portfolio in a private sale at normal commercial terms (conditions commerciales normales) for a cash or non-cash consideration,

6.1.3                     sell the Pledged Portfolio in a sale organised by a stock exchange (to be chosen by the Collateral Agent) or in a public sale (organised at the discretion of the Collateral Agent and which, for the avoidance of doubt, does not need to be made by or within a stock exchange);

6.1.4                     request a judicial decision that the Pledged Portfolio shall be attributed to the Collateral Agent in discharge of the Secured Obligations following a valuation of the Pledged Portfolio made by a court appointed expert; or

6.1.5                     if applicable, proceed to a set off between the Secured Obligations and the Pledged Portfolio.

6.2                               The Collateral Agent shall apply the proceeds of the sale in paying the costs of that sale or disposal and in or towards the discharge of the Secured Obligations, in accordance with the terms of the Loan Documents.

7.                                      EFFECTIVENESS OF COLLATERAL

7.1                               The Pledge shall be a continuing security and shall not be considered as satisfied or discharged or prejudiced by any intermediate payment, satisfaction or settlement of any part of the Secured Obligations and shall remain in full force and effect until it has been discharged by the express written release thereof granted by the Collateral Agent.

7.2                               The Pledge shall be cumulative, in addition to, and independent of every other security which the Secured Parties may at any time hold as security for the Secured Obligations or any rights, powers and remedies provided by law and shall not operate so as in any way to prejudice or affect or be prejudiced or affected by any security interest or other right or remedy which the Secured Parties may now or at any time in the future have in respect of the Secured Obligations.

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7.3                               This Pledge shall not be prejudiced by any time or indulgence granted to any person, or any abstention or delay by the Secured Parties or the Collateral Agent in perfecting or enforcing any security interest or rights or remedies that the Secured Parties or the collateral Agent may now or at any time in the future have from or against the Pledgor or any other person.

7.4                               No failure on the part of the Collateral Agent to exercise, or delay on its part in exercising, any of its rights under this Pledge Agreement shall operate as a waiver hereof, nor shall any single or partial exercise of any such right preclude any further exercise of that or any other rights.

7.5                               Neither the obligations of the Pledgor contained in this Pledge Agreement nor the rights, powers and remedies conferred upon the Collateral Agent by this Pledge Agreement or by law, nor the Pledge created hereby shall be discharged, impaired or otherwise affected by:

7.5.1                     any amendment to, or any variation, waiver or release of, any Secured Obligation or of the obligations of any Obligor under any other Loan Documents;

7.5.2                     any failure to take, or fully to take, any security contemplated by the Loan Documents or otherwise agreed to be taken in respect of the Secured Obligations;

7.5.3                     any failure to realise or fully to realise the value of, or any release, discharge, exchange or substitution of, any security taken in respect of the Secured Obligations; or .

7.5.4                     any other act, event or omission which, but for this Clause 7.5, might operate to discharge, impair or otherwise affect any of the obligations of the Pledgor contained in this Pledge Agreement, the rights, powers and remedies conferred upon the Collateral Agent by this Pledge Agreement, the Pledge or by law.

7.6                               For the avoidance of doubt, the Pledgor hereby waives any rights arising for it now or in the future (if any) under Article 2037 of the Luxembourg Civil Code.

7.7                               Neither the Secured Parties, nor the Collateral Agent or any of their agents shall be liable by reason of (a) taking any action permitted by this Pledge Agreement or (b) any neglect or default in connection with the Pledged Portfolio or (c) the realisation of all or any part of the Pledged Portfolio, except in the case of gross negligence or wilful misconduct upon their part.

8.                                      INDEMNITY

8.1                               The Collateral Agent shall not be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of wilful misconduct or gross negligence of the Collateral Agent.

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8.2                               The Secured Parties or the Collateral Agent shall be indemnified in accordance with the provisions of Clause 9.03 (Indemnity) of the Term Loan Credit Agreement.

9.                                      RIGHTS OF RECOURSE

9.1                               For as long as the Secured Obligations are outstanding and have not been unconditionally and irrevocably paid and discharged in full or the Collateral Agent or the Secured Parties have any obligations or commitments under the Loan Documents, the Pledgor shall not exercise any Rights of Recourse, arising for any reason whatsoever, by any means whatsoever (including for the avoidance of doubt, by way of provisional measures such as provisional attachment (“saisie-arrêt conservatoire”) or by way of set-off).

9.2                               The Pledgor furthermore irrevocably waives its Rights of Recourse against any Obligor if (and as of the moment where) the shares of such Obligor (or any holding company of such Obligor) have been disposed of to a person or persons outside the group by enforcement of any Security Document.

Without prejudice to Clause 9.1 above, this Clause shall remain in full force and effect notwithstanding any discharge, release or termination of this Pledge (whether or not in accordance with Clause 7.1 of this Pledge Agreement).

10.                               PARTIAL ENFORCEMENT

10.1                        Subject to Clause 6 (Remedies upon Enforcement Event), the Collateral Agent shall have the right, to request enforcement of all or part of the Pledged Portfolio in its most absolute discretion. No action, choice or absence of action in this respect, or partial enforcement, shall in any manner affect the Pledge created hereunder over the Pledged Portfolio, as it then shall be (and in particular those Shares which have not been subject to enforcement). The Pledge shall continue to remain in full and valid existence until enforcement, discharge or termination hereof, as the case may be.

11.                               COSTS AND EXPENSES

All the Collateral Agent’s reasonable costs and expenses (including legal fees, stamp duties and any value added tax) incurred in connection with (a) the execution of this Pledge Agreement or otherwise in relation to it, (b) the perfection or enforcement of the collateral hereby constituted or (c) the exercise of its rights, shall be reimbursed to the Collateral Agent in accordance with the provisions of Clause 9.02 (Expenses) of the Term Loan Credit Agreement.

12.                               CURRENCY CONVERSION

For the purpose of, or pending the discharge of, any of the Secured Obligations the Collateral Agent may convert any money received, recovered or realised or subject to application by it under this Pledge Agreement from one currency to another, as the Collateral Agent may think fit and any such conversion shall be effected at the Collateral Agent’s spot rate of exchange for the time being for obtaining such other currency with the first currency.

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13.                               NOTICES

Any notice or demand to be served by one person on another pursuant to this Pledge Agreement shall be served in accordance with the provisions of Clause 9.01 (Notices Generally) of the Term Loan Credit Agreement.

14.                               SUCCESSORS

14.1                        This Pledge Agreement shall remain in effect despite any amalgamation or merger (however effected) relating to the Secured Parties or the Collateral Agent, and references to the Secured Parties or the Collateral Agent shall be deemed to include any assignee or successor in title of the Secured Parties or the Collateral Agent and any person who, under any applicable law, has assumed the rights and obligations of the Secured Parties or the Collateral Agent hereunder or to which under such laws the same have been transferred or novated or assigned in any manner.

14.2                        For the purpose of Articles 1278 et seq. of the Luxembourg Civil Code and any other relevant legal provisions, to the extent required under applicable law and without prejudice to any other terms hereof or of any other Loan Documents and in particular Clause 14.1 hereof, the Secured Parties and the Collateral Agent hereby expressly reserve and the Pledgor agrees to the preservation of this Pledge Agreement and the Pledge in case of assignment, novation, amendment or any other transfer of the Secured Obligations or any other rights arising under the Loan Documents.

14.3                        To the extent a further notification or registration or any other step is required by law to give effect to the above, such further notification or registration shall be made and the Pledgor hereby gives power of attorney to the Collateral Agent to make any notifications and/or to require any required registrations to be made in the Share Register, or to take any other steps, and undertakes to do so itself if so requested by the Collateral Agent.

15.                               AMENDMENTS AND PARTIAL INVALIDITY

15.1                        Changes to this Pledge Agreement and any waiver of rights under this Pledge Agreement shall require written form executed by the parties hereto.

15.2                        If any provision of this Pledge Agreement is declared by any judicial or other competent authority to be void or otherwise unenforceable, that provision shall be severed from this Pledge Agreement and the remaining provisions of this Pledge Agreement shall remain in full force and effect. The Pledge Agreement shall, however, thereafter be amended by the parties in such reasonable manner so as to achieve, without illegality, the intention of the parties with respect to that severed provision.

16.                               LAW AND JURISDICTION

This Pledge Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by Luxembourg law and the courts of Luxembourg-City shall have exclusive jurisdiction to settle any dispute which may arise from or in connection with it.

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This Pledge Agreement has been duly executed by the parties in three copies.

The Collateral Agent

DEUTSCHE BANK AG NEW YORK

Duly represented by:

Name:

Title:

Name:

Title:

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The Pledgor

DELOS AIRCRAFT LIMITED

Duly represented by:

Name:

Title:

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By signing hereunder for acceptance, the Company acknowledges and accepts the existence of this Pledge Agreement and security interest created hereunder over the Pledged Portfolio for the purposes of the Financial Collateral Law, takes notice of the terms thereof, undertakes to duly register forthwith this Pledge in its Share Register and to provide the Collateral Agent with a certified copy of the Share Register, evidencing the registration of the present pledge on the date hereof.

The Company

DELOS FINANCE S.À R.L.

Duly represented by:

Name:

Title:

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EXHIBIT D
SECURITY AGREEMENT

FORM OF ACCOUNT CONTROL AGREEMENT

March 6, 2014

Deutsche Bank Trust Company Americas
60 Wall Street, 16th Floor
Mail Stop:  NYC60-1630
New York, New York 10005

Whereas, Delos Finance S.à r.l. (“Pledgor”) has granted to Deutsche Bank AG New York Branch, as Collateral Agent (“Pledgee”), for the benefit of the Secured Parties, a security interest in Account number S94009.1 (the “Collateral Account”), held by Deutsche Bank Trust Company Americas (the “Securities Intermediary”) together with all financial funds, investments, instruments, assets, investment property, securities, cash and other property now or hereafter held therein, and the proceeds thereof, including without limitation dividends payable in cash or stock and shares or other proceeds of conversions or splits of any securities in the Collateral Account (collectively, the “Collateral”).  Pledgor, Pledgee and the Securities Intermediary agree that the Collateral Account is a “securities account” within the meaning of Article 8 of the Uniform Commercial Code of the State of New York (the “UCC”) and that all Collateral held in the Collateral Account will be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Whereas, the grant of security interest described above is pursuant to that certain Term Loan Security Agreement dated as of the date hereof among Hyperion Aircraft Limited, the Pledgor, Delos Aircraft Limited, Artemis (Delos) Limited, Apollo Aircraft Inc., the additional grantors referred to therein, and the Pledgee (as amended from time to time, the “Security Agreement”).

Whereas, the Pledgor and Pledgee, inter alia, are party to the Term Loan Credit Agreement dated as of March 6, 2014 (as amended from time to time, the “Credit Agreement”).

In connection therewith, the parties hereto agree (which agreement by the Pledgor will be construed as instructions to the Securities Intermediary):

1.                                      The Pledgor and Pledgee hereby appoint Deutsche Bank Trust Company Americas as Securities Intermediary in accordance with the terms and conditions set forth herein, and the Securities Intermediary hereby accepts such appointment.

2.                                      Pledgor, simultaneously with the execution and delivery of this agreement (this “Agreement”), has caused to be deposited with the Securities Intermediary the Collateral and which Collateral shall be held by the Securities Intermediary upon the terms and conditions hereinafter set forth.  The Securities Intermediary shall have no duty to solicit the Collateral.

3.                                      The Securities Intermediary is instructed to register the pledge on its books.  Securities Intermediary shall hold all certificated securities that comprise all or part of the Collateral with proper endorsements to the Securities Intermediary or in blank, or will deliver possession of such certificated securities to the Pledgee in accordance with this Agreement.  The Securities Intermediary acknowledges the security interest granted by the Pledgor in favor of the Pledgee in the Collateral.

Exhibit D-1

4.                                      The Securities Intermediary represents, warrants and agrees that the Collateral Account (i) has been established and is and will be maintained with the Securities Intermediary on its books and records and (ii) is and will be a “securities account” (as defined in Section 8-501(a) of the UCC) in respect of which the (A) Securities Intermediary is a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC), (B) the Pledgor is the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) of the Collateral Account subject to the “control” (as defined in Section 8-106 of the UCC) of the Pledgee, (C) the “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) of the Securities Intermediary in respect of the Collateral Account is New York and (D) all financial assets carried in the Collateral Account will have been duly credited thereto in compliance with Section 8-501 of the UCC.

5.                                      The Securities Intermediary is instructed to deliver to the Pledgee copies of monthly statements on the Collateral Account.

6.                                      The Collateral Account will be styled:  “Delos Finance S.à r.l. Collateral Account for Deutsche Bank AG New York Branch”.

7.                                      During the term of this Agreement, the Securities Intermediary shall invest and reinvest the Collateral in any of the following investments, in each case at the written direction of an authorized person of the Pledgor:

a)                                     Blackrock - 0114 ICS US Dollar Liquidity Fund

b)                                     Goldman Sachs US$ Liquid Reserves Fund - Inst. Dist.

c)                                      HSBC US Dollar Liquidity Fund,

or such other investments as the Pledgor and the Pledgee may agree and confirm in writing to the Securities Intermediary.

The Securities Intermediary shall have no obligation to invest or reinvest the Collateral if deposited with the Securities Intermediary after 11:00 a.m. (E.S.T.) on such day of deposit.  Instructions received after 11:00 a.m. (E.S.T.) will be treated as if received on the following business day. The Securities Intermediary shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Collateral. Any interest or other income received on such investment and reinvestment of the Collateral shall become part of the Collateral and any losses incurred on such investment and reinvestment of the Collateral shall be debited against the Collateral.  If a selection is not made and a written direction not given to the Securities Intermediary, the Collateral shall remain uninvested with no liability for interest therein.  It is agreed and understood that the entity serving as Securities Intermediary may earn fees associated with the investments outlined above in accordance with the terms of such investments.  Notwithstanding the foregoing, the Securities Intermediary shall have the power to sell or liquidate the foregoing investments whenever the Securities Intermediary shall be required to release all or any portion of the Collateral.  In no event shall the Securities Intermediary be deemed an investment manager or adviser in respect of any selection of investments hereunder.  It is understood and agreed that the Securities Intermediary or its affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Intermediary’s economic self-interest for (1) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub custodian with respect to certain of the investments, (2) using affiliates to effect transactions in certain investments and (3) effecting transactions in investments.

Exhibit D-2

8.                                      All dividends, interest, gains and other profits with respect to the Collateral Account will be reported in the name and tax identification number of the Pledgor.

9.                                      (a)  The Securities Intermediary may not, without the prior written consent of Pledgee, deliver, release or otherwise dispose of the Collateral or any interest therein unless the proceeds thereof are held or reinvested in the Collateral Account as part of the Collateral or applied by Securities Intermediary to the satisfaction of an Unsubordinated Obligation (as defined below) owed to it.  Except for the limitation set forth in the immediately preceding sentence and unless and until the Securities Intermediary receives and has a reasonable period of time to act upon written notice from the Pledgee in substantially the form of Exhibit A hereto which states that Pledgee is exercising exclusive control over the Collateral Account (a “Notice of Exclusive Control”), the Securities Intermediary may comply with any investment orders or instructions from Pledgor concerning the Collateral Account, or as set forth in sub-paragraph 9(b) below.  A Notice of Exclusive Control (Exhibit A) may be delivered by the Pledgee at any time upon the occurrence and continuance of an enforcement event pursuant to the Security Agreement, and shall designate the account, person or other location to which the financial assets in the Collateral Account, and cash dividends, interest, income, earnings and other distributions received with respect thereto, shall thereafter be delivered.  As between Pledgor and Pledgee, Pledgee agrees not to deliver a Notice of Exclusive Control until the occurrence of an enforcement event pursuant to the Security Agreement that is continuing.  For the avoidance of doubt, Securities Intermediary shall have no responsibility for monitoring or determining whether an enforcement event has occurred or is continuing.

(b)  The Pledgee shall issue “entitlement orders” to the Securities Intermediary to distribute amounts from the Collateral Account as required pursuant to the provisions of Sections 2.03(c) or 5.16(c) of the Credit Agreement or as otherwise required by the loan documents.

(c)  Upon deposit of any insurance proceeds in the Collateral Account, the Pledgee shall instruct the Securities Intermediary to distribute from the Collateral Account the amount of such insurance proceeds in accordance with the instructions of the Collateral Agent (who shall direct that such amounts be distributed as set forth in Schedule V of the Security Agreement).

10.                               The Pledgor authorizes the Securities Intermediary, and the Securities Intermediary agrees, to comply with any order or instruction from Pledgee concerning the Collateral Account, including an order or instruction directing sale, transfer (to the extent that the Collateral is transferable), release or redemption of all or part of the Collateral and the remittance of the proceeds thereof, if any, to Pledgee or as otherwise instructed by the Pledgee, without further consent by the Pledgor.  Securities Intermediary shall have no responsibility or liability to Pledgor for complying with any order or instruction, whether oral or written, concerning the Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgee and shall have no responsibility to investigate the appropriateness of any such order or instruction, even if Pledgor notifies Securities Intermediary that Pledgee is not legally entitled to originate any such order or instruction.  Securities Intermediary shall have no responsibility or liability to Pledgee for complying with any order or instruction, whether oral or written, concerning the Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgor except to the extent such compliance would cause Securities Intermediary to violate (i) paragraph 9 hereof or (ii) written orders or instructions previously received from Pledgee, including without limitation, a Notice of Exclusive Control, but only to the extent Securities Intermediary has had reasonable opportunity to act thereon.  Securities Intermediary shall be able to conclusively rely upon any notice, order or instruction that it reasonably believes to be genuine.  Securities Intermediary shall have no responsibility or liability to Pledgor or Pledgee with respect to the

Exhibit D-3

value of the Collateral Account or any of the Collateral.  This Agreement does not create any obligation or duty on the part of Securities Intermediary other than those expressly set forth herein.

11.                               For purposes of sending and receiving instructions or directions hereunder, all such instructions or directions shall be, and the Securities Intermediary may conclusively rely upon such instructions or directions, delivered, and executed by representatives of the Pledgor or Pledgee designated on Scheduled A attached hereto and made a part hereof (each such representative, an “Authorized Person”) which such designation shall include specimen signatures of such representatives, as such Schedule A may be updated from time to time.

12.                               The Securities Intermediary shall not be subject to, nor required to comply with, any other agreement to which the Pledgor or Pledgee is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from the Pledgor or Pledgee or an entity acting on its behalf. The Securities Intermediary shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder. The Securities Intermediary shall not be responsible or liable for any special, indirect, punitive or consequential damages or loss of any kind whatsoever, even if advised of it in advance and even if foreseeable.

13.                               The Securities Intermediary may consult with legal counsel of its own choosing, at the reasonable expense of the Pledgor and Pledgee, as to any matter relating to this Agreement, and the Securities Intermediary shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

14.                               In the event of any dispute between or conflicting claims among the Pledgor and Pledgee  and any other person or entity with respect to any Collateral, the Securities Intermediary shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Collateral so long as such dispute or conflict shall continue, and the Securities Intermediary shall not be or become liable in any way to the Pledgor and Pledgee  for failure or refusal to comply with such conflicting claims, demands or instructions.  The Securities Intermediary shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Securities Intermediary or (ii) the Securities Intermediary shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all losses which it may incur by reason of so acting. Any court order, judgment or decree shall be accompanied by a legal opinion by counsel for the presenting party, satisfactory to the Securities Intermediary, to the effect that said order, judgment or decree represents a final adjudication of the rights of the parties by a court of competent jurisdiction, and that the time for appeal from such order, judgment or decree has expired without an appeal having been filed with such court. The Securities Intermediary shall act on such court order and legal opinions without further question.  The Securities Intermediary may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Pledgor and Pledgee.

Exhibit D-4

15.                               Each of Pledgor and Pledgee agrees to indemnify and hold the Securities Intermediary, its directors, officers, employees, and agents harmless from and against any and all claims, causes of action, liabilities, losses, lawsuits, demands, damages, costs and expenses, including without limitation court costs and reasonable attorneys’ fees and expenses and allocated costs of in house counsel, that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, or as a result of any instructions (including entitlement orders) originated by Pledgee with respect to the Collateral Account and the Collateral, including any actions taken in response to a Notice of Exclusive Control, in each case except to the extent caused by Securities Intermediary’s gross negligence or willful misconduct.  This indemnity shall be a continuing obligation of each of Pledgor and Pledgee and its successors and assigns, notwithstanding the earlier of resignation of the Securities Intermediary or termination of this Agreement and shall survive the resignation of the Securities Intermediary or termination of this Agreement.

16.                               The Securities Intermediary is instructed that the Collateral Account is to remain a “cash account” within the meaning of Regulation T issued by the Board of Governors of the Federal Reserve System.  The Securities Intermediary represents that it has not received notice regarding any lien, encumbrance or other claim to the Collateral or the Collateral Account from any other person and has not entered into an agreement with any third party to act on such third party’s instructions without further consent of the Pledgor.  The Securities Intermediary further agrees not to enter into any such agreement with any third party.

17.                               The Securities Intermediary subordinates to the lien and security interest of the Pledgee any right of setoff, encumbrance, security interest, lien or other claim that it may have against the Collateral, except for any lien, claim, encumbrance or right of set off against the Collateral Account for its fees, expenses and indemnities including but not limited to (i) customary commissions and fees arising from permitted trading activity within the Collateral Account, and (ii) payment owed to Securities Intermediary for open trade commitments for the purchase and/or sale of financial assets in and for the Collateral Account (the “Unsubordinated Obligations”).

18                                  To the extent a conflict exists between the terms of this Agreement and any account agreement between the Pledgor and the Securities Intermediary, the terms of this Agreement will control, provided that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Securities Intermediary and Pledgor.

19.                               The terms of this Agreement may not be modified except by a writing signed by all parties hereto.

20.                               Securities Intermediary reserves the right, unilaterally, to terminate this Agreement, such termination to be effective thirty (30) days after written notice thereof is given to Pledgor and Pledgee.  At the end of such thirty (30) day period, Securities Intermediary will deliver all assets held in the Collateral Account to Pledgee unless Pledgee and Pledgor deliver joint instructions to Securities Intermediary during such thirty (30) day period to deliver or transfer the assets held in the Collateral Account to another party or securities intermediary.  In the event that it is not possible or practicable, in the judgment of the Securities Intermediary, to transfer the Collateral or deliver the Collateral to any other party, the Securities Intermediary will sell such assets and deliver the proceeds according to the instructions provided by the Pledgee or the joint instructions given by the Pledgee and Pledgor.  Nothing set forth in this provision shall be deemed to limit the right of Pledgee to issue orders or instructions to the Securities Intermediary pursuant to paragraph 9 hereof.  Pledgee may terminate this Agreement by giving notice to Securities Intermediary and Pledgor.  Termination shall not affect any of the rights or liabilities of the parties hereto incurred before the date of termination.

Exhibit D-5

21.                               This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof (provided that this Agreement and the Loan Documents, as defined in the Credit Agreement, set forth the entire agreement of the Pledgor and the Pledgee with respect to the subject matter hereof), and, subject to paragraph 18 above, supersedes any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

22.                               Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and may be delivered in person, sent by facsimile or other electronic means if electronic confirmation of error free receipt is received, or sent by United States mail, postage prepaid, addressed to the party at the address set forth below.

23.                               The Securities Intermediary will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Securities Intermediary, if (i) such failure or delay is caused by circumstances beyond the reasonable control of the Securities Intermediary, including without limitation legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, terrorism, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communication or transmission facilities, equipment failure, or act, negligence or default of Pledgor or (ii) such failure or delay resulted from Securities Intermediary’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

24.                               Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable fees, costs, expenses (including reasonable attorneys’ fees) incurred in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder).  Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees incurred by Securities Intermediary in connection with the enforcement of this Agreement or any instrument or agreement required hereunder, including without limitation any reasonable costs, expenses, and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Securities Intermediary’s rights hereunder in a case arising under Title 11, United States Code.  This paragraph 24 shall survive termination of this Agreement.

25.                               Notwithstanding any of the other provisions of this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Pledgor, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Pledgor, Securities Intermediary may act as Securities Intermediary deems necessary to comply with all applicable provisions of governing statutes and Pledgor shall not assert any claim against Securities Intermediary for so doing.

26.                               If any term or provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

27.                               This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute one and the same agreement.

Exhibit D-6

28.                               If any party to this Agreement is not a natural person, the person executing this Agreement on behalf of such party hereby represents that he or she has the proper authority to execute this Agreement on behalf of such party.

29.                               This Agreement shall be governed and construed in accordance with the law of the State of New York excluding choice of law principles that would require application of the laws of a jurisdiction other than the State of New York.

30.                               The parties acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act) all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account.  The parties to this Agreement agree that they will provide to the Securities Intermediary such information as it may request, from time to time, in order for the Securities Intermediary to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

*                                         *                                         *                                         *                                         *                                         *

Exhibit D-7

IN WITNESS WHEREOF, the Pledgor and the Pledgee have agreed to the terms of this Agreement as of the date indicated above.

PLEDGOR:

DELOS FINANCE S.À R.L.
Duly represented by:

Name:

Title:

Telephone No.:

Address:

c/o International Lease Finance Corporation
10250 Constellation Blvd., Suite 3400
Los Angeles, CA 90067
Attention: Treasurer with a copy to the General Counsel
Facsimile No. (310) 788-1990

Date:                  March       , 2014

Account Control Agreement Supplement Signature Pages

PLEDGEE:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:

Name:

Title:

By:

Name:

Title:

Telephone No.:

Address:

Deutsche Bank AG New York Branch
60 Wall Street
New York, NY 10005
Electronic mail:  Agency.Transactions@db.com
Facsimile No. (732) 380-3355

Date:                  March       , 2014

Account Control Agreement Supplement Signature Pages

Acknowledged and Agreed to:

SECURITIES INTERMEDIARY

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:                            Deutsche Bank National Trust Company

By:		By:
Name:		Name:
Title:		Title:
Date:	, 2014	Date:

Address:

Deutsche Bank Trust Company Americas
60 Wall Street, 16th Floor
Mail Stop:  NYC60-1630
New York, New York 10005
Attention:  Escrow Team — Delos Finance S.a.r.l .
Facsimile:  (732) 578-4593

Date:                  March       , 2014

Account Control Agreement Supplement Signature Pages

Schedule A

Authorized Persons

Pledgor Authorized Persons

Name	Title	Specimen Signature

Fred Cromer	Authorized Signatory
Elias Habayeb	Authorized Signatory
Pam Hendry	Manager and Authorized Signatory
Drew Bauer	Authorized Signatory

Pledgor Specimen Signature Page

Pledgee Authorized Persons

Name	Title	Specimen Signature

Exhibit A

[Letterhead of the Pledgee]

[Date]

A.                                    BY FACSIMILE TRANSMISSION

((732) 578-4593) AND CERTIFIED MAIL

Deutsche Bank Trust Company Americas
60 Wall Street, 16th Floor
Mail Stop:  NYC60-1630
New York, New York 10005
Attention:  Escrow Team — Delos Finance S.a.r.l .
Facsimile:  (732) 578-4593

Re: Delos Finance S.à r.l.
Account No. S94009.1

B.                                    NOTICE OF EXCLUSIVE CONTROL

Ladies and Gentlemen:

As referenced in the Collateral Account Control Agreement, dated as of March 6, 2014, among Delos Finance S.à r.l., as Pledgor, Deutsche Bank AG New York Branch, as Collateral Agent for the Secured Parties, as Pledgee, and Deutsche Bank Trust Company Americas, as Securities Intermediary, we hereby give you notice of our exclusive control over securities account number S94009.1 (the “Collateral Account”) and all financial assets credited thereto.  You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Collateral Account or the financial assets credited thereto from any person other than the undersigned.

You are hereby instructed to [deliver][invest] the financial assets in the Collateral Account and cash dividends, interest, income, earning, and other distributions received with respect thereto, as follows:

[                                                        ]

Very truly yours,

Deutsche Bank AG New York Branch,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

cc:                                Delos Finance S.à r.l.

Exhibit A-1